As filed with the Securities and Exchange Commission on May 6, 2010

Securities Act File No. 333-147937

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

SOLAR CAPITAL LTD.

(Exact name of Registrant as specified in charter)

500 Park Avenue, 5th Floor

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 993-1670

Michael S. Gross

Chief Executive Officer

Solar Capital Ltd.

500 Park Avenue, 5th Floor

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm

John J. Mahon

1275 Pennsylvania Avenue, NW

Washington, DC 20004

(202) 383-0100

Approximate date of proposed public offering:     From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Stock, $0.01 par value per share	46,696,447	$700,446,705	$21,504

(1)	Estimated solely for purpose of computing the amount of the registration fee pursuant to Rule 457(c) of the Securities Act, based on the $15.00 purchase price of the units of Solar Capital LLC that were converted into the shares registered hereby.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                     , 2010

PRELIMINARY PROSPECTUS

27,327,475 Shares

Solar Capital Ltd.

Common Stock

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On February 9, 2010, Solar Capital LLC was merged with and into Solar Capital Ltd., an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We are managed by Solar Capital Partners, LLC. Solar Capital Management, LLC provides the administrative services necessary for us to operate.

The selling stockholders named in this prospectus are subject to lock-up agreements. This registration statement has been filed to register the resale of the approximately 26.65 million shares of common stock issued to Solar Capital LLC unit holders prior to our initial public offering, the 0.60 million shares purchased by management in a private offering concurrent with our initial public offering, and shares distributed pursuant to our dividend reinvestment plan in relation to the aforementioned shares. We have committed to use our commercially reasonable efforts to obtain effectiveness of this registration statement within 120 days from the date of our initial public offering. Assuming effectiveness of this registration statement, approximately 17.5 million shares, 4.9 million shares, and 4.9 million shares of common stock will generally be free of resale restrictions upon the expiration of lock-up periods of 120 days, 180 days and 365 days from the date of our initial public offering, respectively.

Upon the expiration of these lock-up periods, the selling stockholders named in this prospectus may offer, from time to time, up to 27,327,475 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “SLRC.” On May 5, 2010, the last reported sales price on the NASDAQ Global Select Market for our common stock was $23.04 per share.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

                    , 2010

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, the selling stockholders named herein may offer, from time to time, up to an aggregate of 27,327,475 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered by the selling stockholders at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that the selling stockholders may offer. Each time a selling stockholder uses this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” and in the “Summary” and “Risk Factors” sections before you make an investment decision. A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On February 9, 2010, Solar Capital LLC was merged with and into Solar Capital Ltd., a Maryland corporation, which we refer to as the “Solar Capital Merger,” concurrent with the pricing of our initial public offering. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Solar Capital” refer to Solar Capital LLC prior to the Solar Capital Merger, and Solar Capital Ltd. after the Solar Capital Merger. In addition, the terms “Solar Capital Partners” or “investment adviser” refer to Solar Capital Partners, LLC, and “Solar Capital Management” or the “administrator” refers to Solar Capital Management, LLC.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

As part of the Solar Capital Merger, approximately 26.65 million shares and $125 million in senior unsecured notes (the “Senior Unsecured Notes) were issued to the existing unitholders of Solar Capital LLC. Michael S. Gross, our Chief Executive Officer, and Bruce Spohler, our Chief Operating Officer, collectively purchased 600,000 shares of our common stock in connection with the consummation of our initial public offering. The shares were sold to Messrs. Gross and Spohler at the same offering price paid by investors in our initial public offering pursuant to a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act (the “Concurrent Private Placement”). The shares being offered in this prospectus are the approximately 26.65 million shares issued in the Solar Capital Merger and the 600,000 shares issued in the Concurrent Private Placement, together with 80,163 shares issued thereon under our dividend reinvestment plan.

Solar Capital

Solar Capital Ltd., a Maryland corporation formed in November 2007, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 9, 2010 we priced our initial public offering, selling 5.68 million shares, including the underwriters’ over-allotment, at a price of $18.50 per share. Concurrent with our initial public offering, management purchased an additional 0.6 million shares through the Concurrent Private Placement, also at $18.50 per share.

Immediately prior to our initial public offering, through a series of transactions Solar Capital LLC merged with and into Solar Capital Ltd., leaving Solar Capital Ltd. as the surviving entity. Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125 million in Senior Unsecured Notes to the existing Solar Capital LLC unit holders in connection with the Solar Capital Merger. Solar Capital Ltd. had no assets or operations prior to completion of the Solar Capital Merger and as a result, the books and records of Solar Capital LLC have become the books and records of the surviving entity.

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and conducted a private placement of units of membership interest (“units”) in March 2007, at such time a total of 81.70 million units were outstanding. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, the Company’s investment adviser, acquired approximately 3.33 million units in connection with the initial private placement. In addition, in connection with the initial private placement, certain funds managed by Magnetar Financial LLC (“Magnetar”) and certain entities affiliated therewith (collectively, the “Magnetar entities”), acquired approximately 35.00 million units.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged middle market companies in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

As of March 31, 2010, our long term investments totaled $839.0 million and our net asset value was $730.4 million. Our portfolio was comprised of debt and equity investments in 33 portfolio companies and our income producing assets, which represent 92.2% of our total portfolio, had a weighted average annualized yield on a fair value basis of approximately 13.9%.

During the three months ended March 31, 2010, we originated approximately $44.6 million of investments in one new and one existing portfolio company. We also received principal repayments of approximately $95.1 million and sold securities in 3 portfolio companies for approximately $20.5 million.

About Solar Capital Partners

Solar Capital Partners is controlled by Michael S. Gross, our chairman and chief executive officer, and is led by Mr. Gross and Bruce Spohler, our chief operating officer, and is supported by a team of 12 dedicated investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. The investment team led by Messrs. Gross and Spohler has invested in 54 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 46 different financial sponsors, through March 31, 2010. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to originate direct investment opportunities.

Mr. Gross, the former chairman and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded, has over 20 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions.

Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross was also the managing partner of Apollo Distressed Investment Fund, L.P., an investment fund he founded in 2003 to invest principally in debt and other securities of leveraged companies.

Mr. Gross also currently serves on the boards of directors of three public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who has served as our chief operating officer and a partner of Solar Capital Partners since inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the United States. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Capital invests primarily in senior secured loans, mezzanine loans and equity securities of leveraged companies organized and located in the United States. We believe that the size of the leveraged company market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

•

Middle-market companies have faced increasing difficulty in accessing the capital markets.    While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies that, until recently, financed their lending and investing activities through securitization transactions have lost that source of funding and cut back lending significantly.

•

There is a large pool of uninvested private equity capital likely to seek additional capital to support their private investments.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. While we expect the rate of investment to be slower than in prior periods, we expect that private equity firms will continue to be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as Solar Capital.

•

Middle-market companies are increasingly seeking private sources for debt and equity capital.    We believe that many middle-market companies prefer to execute transactions with private capital providers such as Solar Capital, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. We expect that the volume of domestic “public-to-private” transactions, as well as the number of companies selecting a “sale” alternative versus raising capital in the public equity markets as a means of increasing liquidity, will remain large.

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Consolidation among commercial banks has reduced the focus on middle-market business.    We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

•

Current disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment.    Current credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe the segment’s strong growth prospects, combined with the growing demand for the capital and corporate finance and advisory services we offer, creates an attractive investment environment for us.

Furthermore, we believe that given the credit market uncertainty, Solar Capital has a greater opportunity to move beyond middle-market deals into larger transactions, as banks are less willing to commit capital. We believe these larger deals can be structured with more attractive terms such as lower leverage, higher yields, better covenants, and longer duration than was typical before the current market dislocation.

Therefore, we believe that there is an opportunity to invest in senior secured loans, mezzanine loans and equity securities of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of Solar Capital Partners, has over 20 years of experience in evaluating and executing leverage finance transactions.

We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Investment Portfolio

Our portfolio investments consist of portfolio companies that have strong cash flows and have maintained financial and operating performance despite the recent economic climate. As of March 31, 2010, 100% of our total portfolio value was comprised of performing assets. The majority of our assets have been seasoned, which has allowed us to gain a solid understanding of our borrowers and the industries in which they compete. Additionally, over time, we have established productive relationships with our portfolio companies.

Investment Capacity

The proceeds from our initial public offering and the Concurrent Private Placement, the borrowing capacity under our credit facility and the expected repayments of existing investments provide us with a substantial amount of capital available for deployment into new investment opportunities. We believe we are well positioned for the current marketplace. We believe that in the current economic environment financing needs of many companies will increase while funding options are limited, allowing us to capitalize on favorable investment opportunities.

Solar Capital’s Limited Leverage

As of March 31, 2010, our outstanding debt was approximately 13.5% of total assets, making us one of the least levered publicly traded business development companies. We believe our relatively low level of leverage provides us with a competitive advantage, allowing us to anticipate providing a consistent dividend to our investors as proceeds from our investments are available for reinvestment as opposed to being consumed by debt repayment. To the extent borrowing conditions improve and leverage becomes available on more attractive terms, we may increase our relative level of debt in the future. However, we do not currently anticipate operating with a substantial amount of debt relative to our total assets. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather future market downturns.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar

Capital Partners’ senior investment professionals and their ability to draw upon their average of 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo Investment Corporation as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC World Markets’ U.S. Leveraged Finance Group.

Our investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since our inception, Solar Capital Partners has sourced investments in 54 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 46 different financial sponsors, through March 31, 2010.

Versatile Transaction Structuring and Flexibility of Capital

We believe our senior investment professionals’ broad expertise and ability to draw upon their extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. While we will be subject to significant regulation as a business development company, we will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a rigorous fundamental research and analysis framework. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, conduct a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with the Apollo entities, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “Business — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Solar Capital involves other risks, including the following:

•	We have a limited operating history of only three years;

•	We are dependent upon Solar Capital Partners’ key personnel for our future success;

•	We operate in a highly competitive market for investment opportunities;

•	The lack of liquidity in our investments may adversely affect our business;

•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	There will be uncertainty as to the value of our portfolio investments;

•	We may experience fluctuations in our quarterly results;

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We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance;

•	Our shares have traded at a substantial discount from net asset value in the past and may do so over the long term;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock; and

•

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 16, and the other information included in this prospectus and any accompanying prospectus supplement, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

Immediately prior to the pricing of our initial public offering, Solar Capital LLC was merged with and into Solar Capital Ltd., a Maryland corporation that is an externally managed, non-diversified closed-end management investment company which has elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Solar Capital Partners and supervised by our board of directors. Solar Capital Partners is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory and management agreement, which we refer to as the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory and Management Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our offices are located at 500 Park Avenue, 5th Floor, New York, New York 10022, and our telephone number is (212) 993-1670.

THE OFFERING

Common Stock Offered by the Selling Shareholders	27,327,475 shares

Common Stock Currently Outstanding	Approximately 33,030,641 shares.

Use of Proceeds	We will not receive any proceeds from the sale of the shares of common stock covered by this prospectus.

Distributions	To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. Our first quarterly dividend of $0.34 per share was paid on April 1, 2010 to holders of record as of March 18, 2010. On May 4, 2010, the Board of Directors declared a dividend of $0.60 per share payable on July 2, 2010 to stockholders of record on June 17, 2010. Shares offered in this prospectus will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.

Taxation	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We pay Solar Capital Partners a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature.

The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory and Management Agreement.”

Administration Agreement	We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse Solar Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. See “Administration Agreement.”

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive license to use the name “Solar Capital.” See “License Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Solar Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Solar Capital Ltd.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%(2)

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.29	%(4)
Incentive fees payable under our Investment Advisory and Management Agreement	2.30	%(5)
Interest payments on borrowed funds	2.07	%(6)
Other expenses (estimated)	0.85	%(7)

Total annual expenses (estimated)	7.52%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$52	$156	$260	$516

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our base management fee under the Investment Advisory and Management Agreement is based on our gross assets, which is defined as all the assets of Solar Capital, including those acquired using borrowings for investment purposes, and assumes the base management fee remains consistent with the fee incurred for the year ended December 31, 2009. See “Investment Advisory and Management Agreement.”
(5)	Assumes that annual incentive fees earned by our investment adviser, Solar Capital Partners, remain consistent with the incentive fees earned by Solar Capital Partners for the year ended December 31, 2009. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Advisory and Management Agreement.”

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings are indirectly born by our investors. For purposes of this section, we have computed interest expense using the average balance outstanding during the year ended, and the LIBOR rate on, March 31, 2010 and the interest rate on our amended and restated Senior Secured Revolving Credit Facility of LIBOR plus 3.25%. We have also included the estimated amortization of fees incurred in establishing our amended and restated Senior Secured Revolving Credit Facility. We also have approximately $125 million of the Senior Unsecured Notes outstanding. For purposes of this section we have included estimated annual interest expense as well as the amortization of any deferred costs associated with the Senior Unsecured Notes. As of March 31, 2010, we had no borrowings outstanding and $270 million remaining available to us under our revolving credit facility. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)	“Other expenses” are based on amounts for the year ended December 31, 2009 and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement. See “Administration Agreement.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. Financial information is presented for the period from March 13, 2007 (inception) through December 31, 2007, for the fiscal years ended December 31, 2008 and 2009, and for the three months ended March 31, 2010. Financial information for the periods ending 2007, 2008 and 2009 has been derived from our financial statements that were audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	Three months ended March 31, 2010 (unaudited)	Year ended December 31, 2009	Year ended December 31, 2008	Period from March 13, 2007 (inception) through December 31, 2007
	(dollars in thousands)	(dollars in thousands)	(dollars in thousands)	(dollars in thousands)
Income statement data:
Total investment income	$35,310	$109,670	$133,959	$78,455
Total expenses	14,199	42,408	46,560	25,461
Net investment income	21,111	67,262	87,399	52,994
Net realized loss	(22,243)	(264,898)	(937)	(10,489)
Net change in unrealized gain (loss)	63,136	284,572	(492,290)	6,595
Net increase (decrease) in net assets resulting from operations	62,004	86,936	(405,828)	49,100
Other data:
Weighted average annualized yield on income producing investments:
On fair value(1)(4)	13.9%	14.8%	17.1%	12.9%
On cost(2)(4)	13.3%	13.7%	11.9%	12.7%
Number of portfolio companies at period end(4)	33	36	44	38

	As of March 31, 2010 (unaudited)	As of December 31, 2009	As of December 31, 2008	As of December 31, 2007
	(dollars in thousands)	(dollars in thousands)	(dollars in thousands)	(dollars in thousands)
Balance sheet data:
Total investment portfolio	$838,956	$863,140	$768,215	$1,178,736
Total cash and cash equivalents	60,363	5,675	65,841	169,692
Total assets	928,743	885,421	873,026	1,396,545
Credit facility payable	—	88,114	—	—
Senior unsecured notes	125,000	—	—	—
Net assets	730,379	697,903	852,673	1,258,501
Per share data:(3)
Net asset value per share	22.18	21.24	25.95	38.30
Net investment income	0.64	2.05	2.66	1.62
Net realized and unrealized gain (loss)	1.26	0.60	(15.01)	(0.12)
Dividends and distributions declared	(0.34)	(7.36)	—	—
Offering costs	(0.29)
Effect of dilution	(0.33)

(1)	Throughout this document, the weighted average yield on income producing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, plus the effective interest yield on preferred shares divided by (b) total income producing investments at fair value. The weighted average yield is computed as of the balance sheet date and excludes assets on non-accrual status or on a cost recovery basis as of such date.
(2)	For this calculation, the weighted average yield on income producing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, plus the effective interest yield on preferred shares divided by (b) total income producing investments at cost. The weighted average yield is computed as of the balance sheet date and excludes assets on non-accrual status or on a cost recovery basis as of such date.
(3)	The number of shares used to calculate weighted average shares for use in computations on a per share basis have been decreased retroactively by a factor of approximately 0.4022 for all periods prior to February 9, 2010. This factor represents the effective impact of the reduction in shares resulting from the Solar Capital Merger. The per share calculations are based on 32,860,454 weighted average shares outstanding as of December 31, 2009, 2008, and 2007 and 32,928,257 shares and 32,553,322 weighted average shares outstanding as of March 31, 2010.
(4)	Unaudited.

Selected Quarterly Financial Data (Unaudited)

(dollar amounts in thousands, except per share data)

	2009
	Q4	Q3	Q2	Q1
Total investment income	$28,456	$27,785	$25,252	$28,177
Net investment income (loss)	$17,685	$16,383	$16,099	$17,095
Net realized and unrealized gain (loss)	$22,271	$22,181	$17,899	$(42,677)
Net increase (decrease) in net assets resulting from operations	$39,956	$38,564	$33,998	$(25,582)
Earnings per share(1)	$1.22	$1.17	$1.04	$(0.78)
Net asset value per share at the end of the quarter(2)	$21.24	$22.30	$23.61	$22.57

	2008
	Q4	Q3	Q2	Q1
Total investment income	$38,035	$32,464	$32,367	$31,093
Net investment income (loss)	$22,080	$21,990	$21,305	$22,024
Net realized and unrealized gain (loss)	$(339,193)	$(108,641)	$17,680	$(63,073)
Net increase (decrease) in net assets resulting from operations	$(317,113)	$(86,651)	$38,985	$(41,049)
Earnings per share(1)	$(9.65)	$(2.64)	$1.19	$(1.25)
Net asset value per share at the end of the quarter(2)	$25.95	$35.60	$38.24	$37.05

(1)	Based on 32,860,454 weighted average shares of Solar Capital Ltd. outstanding during each respective quarter.
(2)	Based on 32,860,454 shares of Solar Capital Ltd. outstanding as of the end of the respective quarter.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we target in leveraged companies. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased during the past several years among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in leveraged companies. As a result of these new entrants, competition for investment opportunities at leveraged companies has generally intensified during the past several years, and we expect the trend to continue after the current recession has ended. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans. When we make a senior secured term loan investment in a portfolio company, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans. Our mezzanine debt investments are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than 2 years and the U.S. economy is currently in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The current economic recession could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to the current recession and may be unable to repay our loans during this period. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during this period. The current adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The current recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The continuing unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in our portfolio, reducing our net asset value. Depending on market conditions, we could continue to incur substantial losses in future periods, which could further reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or the desire to maintain our RIC tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Solar Capital Partners’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, mezzanine loans and equity securities issued by our portfolio companies. Our portfolio companies typically have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S.

companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior investment professionals while they were employed at prior positions.

Although in the past Mr. Gross held senior positions at a number of investment firms, including Apollo Investment Corporation and Apollo Management, L.P., Mr. Gross’ track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. In his role at such other firms, Mr. Gross was part of an investment team, and he was not solely responsible for generating investment ideas. In addition, such investment teams arrived at investment decisions by consensus.

Risks Relating to an Investment in Our Securities

Our shares have traded at a substantial discount from net asset value in the past and may do so over the long term.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of the current economic environment and increasing pressure within the financial sector of which we are a part, our common stock consistently traded below our net asset value per share since the pricing of our initial public offering on February 9, 2010. Although our common stock has at times traded above net asset value since our initial public offering, our shares of common stock may in the future trade at a substantial discount over the long term. The possibility that our shares of common stock will trade at a substantial discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value in the future. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

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significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of Solar Capital Partners’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the approximately 26.65 million shares of our common stock that were issued to holders of equity interests of Solar Capital LLC in the Solar Capital Merger and the 600,000 shares that were issued to Messrs. Gross and Spohler in a private placement transaction concurrent with our initial public offering are subject to lock-up periods ranging from 120 to 365 days. Upon expiration of these lock-up periods, or earlier upon the consent of

Citigroup Global Markets Inc. or J.P. Morgan Securities Inc., such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Risks Relating to Our Business and Structure

We have an operating history of only three years.

We were formed in February 2007 and commenced operations in March 2007. As a result of our relatively short operating history, we are subject to many of the business risks and uncertainties associated with more recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We are dependent upon Solar Capital Partners’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Gross and Spohler, who serve as the managing member and a partner of Solar Capital Partners, respectively, and who lead Solar Capital Partners’ investment team. Messrs. Gross and Spohler, together with the other dedicated investment professionals available to Solar Capital Partners, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Messrs. Gross and Spohler and the other investment professionals available to Solar Capital Partners. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Mr. Gross or Mr. Spohler, or any of the other senior investment professionals who serve on Solar Capital Partners’ investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Solar Capital Partners will remain our investment adviser.

The senior investment professionals of Solar Capital Partners are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Gross and Spohler will dedicate a significant portion of their time to the activities of Solar Capital; however, they may be engaged in other business activities which could divert their time and attention in the future.

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw on our credit facilities. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to renew or replace such facilities and consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective and to grow depends on Solar Capital Partners’ ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of Solar Capital Partners’ structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. The investment team of Solar Capital Partners has substantial responsibilities under the Investment Advisory and Management Agreement, and they may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. In order to grow, we and Solar Capital Partners will need to retain, train, supervise and manage new investment professionals. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

The 1940 Act imposes numerous constraints on the operations of BDC’s. For example, BDC’s are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDC’s by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of March 31, 2010, we had no borrowings outstanding under our revolving credit facility and approximately $125 million of Senior Unsecured Notes. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. As of March 31, 2010, we had no borrowings outstanding under our revolving credit facility and approximately $125 million of Senior Unsecured Notes. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Lenders of these senior securities, including our revolving credit facility and our outstanding senior unsecured notes, will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Solar Capital Partners, will be payable based on our gross assets, including those assets acquired through the use of leverage, Solar Capital Partners will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Solar Capital Partners.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, our revolving credit facility and our outstanding senior unsecured notes impose, and any other debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

As of March 31, 2010, we had no borrowings outstanding under our revolving credit facility and approximately $125 million of Senior Unsecured Notes.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed total return on our portfolio (net of expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(12.92)%	(7.14)%	(1.36)%	4.42%	10.19%

(1)	Assumes $928.7 million in total assets, $125 million in total debt outstanding, and a cost of funds of 8.75%. Excludes non-leverage related liabilities.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

As of March 31, 2010, we had no borrowings outstanding under our revolving credit facility and approximately $125 million of Senior Unsecured Notes.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is at all times consistent with GAAP. Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of these securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, as well as the current and future partners of our investment adviser, Solar Capital Partners, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Solar Capital Partners may face conflicts in allocating investment opportunities between us and such other entities. Although Solar Capital Partners will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Solar Capital Partners identifies an investment, it will be forced to choose which investment fund should make the investment.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the course of our investing activities, we pay management and incentive fees to Solar Capital Partners and reimburse Solar Capital Partners for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Solar Capital Partners has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a royalty-free license agreement with our investment adviser, pursuant to which our investment adviser has granted us a non-exclusive license to use the name “Solar Capital.” Under the license agreement, we have the right to use the “Solar Capital” name for so long as Solar Capital Partners or one of its affiliates remains our investment adviser. In addition, we pay Solar Capital Management, an affiliate of Solar Capital Partners, our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our board of directors must monitor.

Our relationship with Magnetar may create conflicts of interest.

Certain funds managed by Magnetar, which we refer to as the Magnetar entities, own as of May 6, 2010, either directly or indirectly, 23.81% of our outstanding shares of common stock. Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it incurs in connection with providing such services.

Our incentive fee may induce Solar Capital Partners to pursue speculative investments.

The incentive fee payable by us to Solar Capital Partners may create an incentive for Solar Capital Partners to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Solar Capital Partners to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our shareholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Solar Capital Partners to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Solar Capital Partners with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Solar Capital Partners as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We will become subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2010 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted “payment in kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Solar Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory and Management Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Solar Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

We will not receive any proceeds from the sale of the shares of common stock covered by this prospectus.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

On May 4, 2010, our Board of Directors declared a second quarter dividend of $0.60 per share, payable on July 2, 2010 to stockholders of record on June 17, 2010.

We intend to elect to be taxed as a RIC under Subchapter M of the Code. To obtain and maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains ( i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in current and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus.

Overview

Solar Capital Ltd., a Maryland corporation formed in November 2007, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes the Company intends to elect to be treated as a RIC under Subchapter M of the Code.

On February 9, 2010, we priced our initial public offering selling 5.68 million shares, including the underwriters over-allotment, at a price of $18.50 per share. Net of underwriting fees we raised a total of $97.7 million and our shares began to trade on the NASDAQ Global Select Market under the ticker “SLRC”. In addition, we sold 0.60 million shares at $18.50 in the Concurrent Private Placement.

Immediately prior to our initial public offering, through a series of transactions Solar Capital LLC merged with and into Solar Capital Ltd., leaving Solar Capital Ltd. as the surviving entity. Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125 million in Senior Unsecured Notes to the existing Solar Capital LLC unit holders in connection with the Solar Capital Merger. Solar Capital Ltd. had no assets or operations prior to completion of the Solar Capital Merger and as a result, the books and records of Solar Capital LLC have become the books and records of the surviving entity.

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and conducted a private placement of units in March 2007, at such time a total of 81.70 million units were outstanding. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, the Company’s investment adviser, acquired approximately 3.33 million units in connection with the initial private placement. In addition, in connection with the initial private placement, certain funds managed by Magnetar and certain entities affiliated therewith, acquired approximately 35.00 million units.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged middle market companies in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

As of March 31, 2010, our long term investments totaled $839.0 million and our net asset value was $730.4 million. Our portfolio was comprised of debt and equity investments in 33 portfolio companies and our income producing assets, which represent 92.2% of our total portfolio, had a weighted average annualized yield on a fair value basis of approximately 13.9%.

Recent Developments

Dividend

On May 4, 2010, our Board of Directors declared a second quarter dividend of $0.60 per share, payable on July 2, 2010 to stockholders of record on June 17, 2010.

Current Market Environment

There have been significant developments in the worldwide capital markets recently. We have entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole.

These recent events have temporarily, and in some cases permanently, forced a number of capital providers to reduce or even eliminate their exposure to leveraged loans and bonds. As a result, the market has experienced significant contraction in liquidity over the last year and lenders that remain active in the market have, to date, benefited from a broad re-pricing of risk, rationalization of leverage levels, and generally favorable deal terms.

As a result of the continuing credit crisis, the spread between the yields realized on risk-free and higher risk securities has increased, resulting in illiquidity in parts of the capital markets. These conditions, as well as the current recession, may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP, and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange are valued at the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

GAAP fair value measurement guidance classifies the inputs used to measure these fair values into the following hierarchy:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities and exchange-traded derivatives).

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private debt and equity investments) and long-dated or complex derivatives (including certain equity and currency derivatives).

At March 31, 2010 the fair value of investments classified as Level 3 was $768.2 million or 83% of total assets. No assets were transferred into Level 3 during the three months ended March 31, 2010.

At December 31, 2009 the fair value of investments classified as Level 3 was $794.7 million or 90% of total assets. One investment with a fair value of $33.8 million was transferred into Level 3 from Level 2 during 2009 because there were no longer third party market quotes available for use in its valuation.

Revenue Recognition

Our revenue recognition policies are as follows:

Sales: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as part of interest income. We have loans in our portfolio that contain a PIK provision. PIK interest is accrued at the contractual rates and added to the loan principal on the reset dates. For us to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even though we have not collected any cash with respect to PIK securities.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment about ultimate collectability of principal. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

New Accounting Pronouncements and Accounting Standards Updates

Fair Value Measurements and Disclosures

We adopted the accounting updates to ASC 820, Fair Value Measurements and Disclosures Topic, which clarify how to estimate fair value when the volume and level of activity for the asset or liability have significantly decreased, circumstances that indicate a transaction is not orderly, and how to determine the fair value of a liability. It emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique used, the objective of a fair value measurement remains the same that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. The adoption of these updates did not have a material impact on our financial statements.

In January 2010, the FASB issued an update to ASC 820, which will require additional disclosures about inputs into valuation techniques, disclosures about significant transfers into or out of Levels 1 and 2, and disaggregation of purchases, sales, issuances, and settlements in the Level 3 rollforward disclosure. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

Derivatives and Hedging

We adopted the accounting update to ASC 815, Derivative and Hedging Topic, which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair values and amounts of gains and losses on derivative contracts and disclosures about credit-risk-related contingent features in derivative agreements. The adoption did not have a material impact on our financial statements.

Subsequent Events

We adopted ASC 855, Subsequent EventsTopic, which requires that management evaluate events and transactions that may occur for potential recognition or disclosure in the financial statements after the balance sheet date through the date the financial statements are issued and clarifies the circumstances under which such events or transactions must be recognized in the financial statements. The adoption did not have a material impact on our financial statements.

Per Share Computations

For periods prior to February 9, 2010, the share count used in all share-based computations, including NAV per share and earnings per share, has been decreased retroactively by a factor of approximately 0.4022, representing the rate at which shares of Solar Capital Ltd common stock were exchanged for units of Solar Capital LLC prior to the initial public offering.

Portfolio Investments — at March 31, 2010

At March 31, 2010, we had investments in securities of 33 portfolio companies with a total fair value of approximately $839.0 million. During the quarter ended March 31, 2010, we originated approximately $44.6 million of investments in one new and one existing portfolio company. We also received principal repayments of approximately $95.1 million and sold securities in 3 portfolio companies for approximately $20.5 million. At December 31, 2009 we had investments in securities of 36 portfolio companies with a total fair value of approximately $863.1 million. During the quarter ended March 31, 2009, we invested approximately $2.5 million in one existing portfolio company, had approximately $0.2 million in debt repayments in 3 portfolio companies, and a sale of securities in 1 portfolio company for approximately $8.9 million.

In addition, for the three months ended March 31, 2010 we had net unrealized and realized gains on 27 portfolio company investments totaling approximately $43.7 million, which was offset by net unrealized and realized losses on 8 portfolio company investments totaling approximately $6.5 million. For the three months ended March 31, 2009 we had net unrealized and realized gains on 13 portfolio company investments totaling approximately $28.2 million, which was offset by net unrealized and realized losses on 29 portfolio company investments totaling approximately $73.6 million. At March 31, 2010, we had investments in debt and preferred securities of 27 portfolio companies, totaling approximately $788.1 million, and equity investments in 9 portfolio companies, totaling approximately $50.9 million. At December 31, 2009, we had investments in debt and preferred securities of 31 portfolio companies, totaling approximately $805.5 million, and equity investments in 10 portfolio companies, totaling approximately $57.6 million.

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2010 and December 31, 2009:

	March 31, 2010 (unaudited)		December 31, 2009
(in thousands)	Cost	Fair Value	Cost	Fair Value
Bank Debt/Senior Secured Loans	$151,942	$146,007	$170,896	$163,499
Subordinated Debt/Corporate Notes	710,616	641,999	778,163	641,992
Preferred Equity	39	40	39	40
Common Equity/Partnership Interests/Warrants	112,696	50,910	114,890	57,609

Total	$975,293	$838,956	$1,063,988	$863,140

As of March 31, 2010, the weighted average yield on income producing investments in our portfolio was approximately 13.9%, compared to 14.8% at December 31, 2009. The decrease in yield this quarter was primarily due to the increase in fair value of assets since December 2009.

As of March 31, 2010, there were no investments on non-accrual status. Of the non-accrual assets at December 31, 2009, assets of two portfolio companies were sold prior to the IPO and the third was exchanged for equity of the portfolio company in a restructuring. In addition we had 3 assets, with a total market value of $14.2 million, that were performing but cash interest payments have been applied as principal payments (“cost-recovery assets”), rather than being included in interest income because management believes, at this time, it is unlikely there will be full repayment of principal.

Portfolio Investments — 2009 Annual

The total value of our investments was approximately $863.1 million at December 31, 2009, $768.2 million at December 31, 2008, and $1.2 billion at December 31, 2007. During the year ended December 31, 2009, we originated approximately $134.2 million of investments in 3 new portfolio companies and approximately $29.6 million in 4 existing portfolio companies. For the year ended December 31, 2008, we originated approximately $157.7 million of investments in 6 new portfolio companies and approximately $35.6 million in existing portfolio companies. From March 13, 2007 (inception) through December 31, 2007, referred to as our 2007 operating period, we originated approximately $846 million all from new investments in 27 portfolio companies. The foregoing amounts are in addition to the approximately $478 million of portfolio investments, originated by certain investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team, that we acquired from the Magnetar entities prior to and immediately following the initial private placement.

In certain instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we may receive repayments of certain debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity also reflects sales of securities. For the year ended December 31, 2009, we received proceeds of approximately $38.6 million from principal repayments and approximately $78.3 million in sales of securities in 12 portfolio companies. For the year ended December 31, 2008, we had approximately $92.2 million of debt repayments in 7 portfolio companies and sales of securities in 5 portfolio companies of approximately $35.6 million.

In addition, for the year ended December 31, 2009 we had net unrealized and realized gains on 31 portfolio company investments totaling approximately $140.8 million, which was offset by net unrealized and realized losses on 16 portfolio company investments totaling approximately $106.6 million. During the year ended December 31, 2008, we had unrealized appreciation on 1 portfolio company investment totaling approximately $7.1 million, which was more than offset by unrealized depreciation on 43 portfolio company investments totaling approximately $503.4 million. During the year ended December 31, 2008 we also had a realized loss of $16.9 million, a majority of which was from 1 portfolio company.

At December 31, 2009, we had investments in debt and preferred securities of 31 portfolio companies, totaling approximately $805.5 million, and equity investments in 10 portfolio companies, totaling approximately $57.6 million. At December 31, 2008, we had investments in debt and preferred securities of 36 portfolio companies, totaling approximately $685 million, and equity investments in 17 portfolio companies, totaling approximately $83.2 million.

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2009, 2008 and 2007:

	December 31, 2009		December 31, 2008		December 31, 2007
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Bank Debt/Senior Secured Loans	$170,896	$163,499	$250,473	$146,907	$312,077	$302,628
Subordinated Debt/Corporate Notes	778,163	641,992	751,116	531,949	619,203	617,738
Preferred Equity	39	40	61,101	6,145	55,299	55,299
Common Equity/Partnership Interests/Warrants	114,890	57,609	194,044	76,016	184,336	203,071
Put/Call Options Purchased or Written	—	—	—	7,198	—	—

Total	$1,063,988	$863,140	$1,256,734	$768,215	$1,170,915	$1,178,736

As of December 31, 2009, and December 31, 2008, the weighted average yield on income producing investments in our portfolio was approximately 14.8% and 17.1%, respectively. The weighted average yield on income producing investments was lower as of December 31, 2009 due to the increase in fair value of these assets since December 2008 and a decline in the average LIBOR rates applicable to our LIBOR-based income producing assets.

As of December 31, 2009 we had 3 portfolio companies on non-accrual status that all had a fair value of zero. In addition we had 3 assets that were performing but interest payments are being applied as principal payments, rather than being included in interest income because management believes, at this time, it is unlikely there will be full repayment of principal.

Results of Operations for the Quarter Ended March 31, 2010 compared to the Quarter Ended March 31, 2009

Revenue

	Three Months Ended March 31,		% Change
	2010	2009
	(in thousands)
Investment income	$35,310	$28,177	25%

The increase in investment income for the three months ended March 31, 2010 compared to the three months ended March 31, 2009 was primarily due to prepayment premiums received and accelerated amortization of fees as a result of debt assets repaying before maturity. This increase was partially offset by lower average LIBOR rates, a lower average invested balance and interest not recognized on the cost-recovery assets. Three month LIBOR rates fell below 0.25% preceding the first quarter of 2010 compared to comparable rates near 1.5% heading into the first quarter of 2009.

Expenses

	Three Months Ended March 31,		% Change
	2010	2009
	(in thousands)
Performance-based incentive fee	$5,279	$4,274	24%
Investment advisory and management fees	4,366	4,073	7%
Interest and other credit facility expenses	2,951	731	304%
Administrative service fee	453	604	(25%)
Other general and administrative expenses	1,069	921	16%

Total operating expenses	$14,118	$10,603	33%

The performance-based incentive fee was higher for the three months ended March 31, 2010 primarily due higher investment income resulting from prepayment premiums received and accelerated amortization of fees as a result of debt assets repaying before maturity. Investment advisory and management fees, which are calculated based on average gross assets, were comparable period over period.

Interest and other credit facility expenses were higher for the three months ended March 31, 2010 primarily due to higher average debt balances outstanding during the period, including the newly issued Senior Unsecured Notes, and higher fee amortization expense related to the establishment of the Senior Unsecured Notes and the amended and restated credit facility during the quarter. In addition, the amendment to our credit facility on February 12, 2010 increased the base rate spread by 1.00% during the first quarter of 2009.

The combination of administrative service fees and other general and administrative expenses was comparable period over period.

Net Realized and Unrealized Gains and Losses

	Three Months Ended March 31,
	2010	2009
	(in thousands)
Net realized (loss) investments	$(27,331)	$(22,656)
Net realized gain forward contracts	1,552	8,948
Net realized gain (loss) foreign currency exchange	3,536	(29)
Net unrealized gain (loss) investments	64,511	(22,832)
Net unrealized (loss) forward contracts	(771)	(5,700)
Net unrealized (loss) foreign currency exchange	(604)	(408)

Total realized and unrealized gain (loss)	$40,893	$(42,677)

The combination of the net realized and unrealized gains or losses on investments resulted in a net gain of $37.1 million for the first quarter of 2010 compared to a net loss of $45.5 million for the same period in 2009. The net gain during the first quarter of 2010 was primarily due to increases in the fair value of our portfolio assets during the period as well as realizations in excess of prior valuations. The net increase in the fair value of our portfolio assets was primarily due to continued credit improvement in the portfolio, the tightening of credit spreads in the high yield market and anticipated near-term realizations. The net loss during the first quarter of 2009 was primarily due to overall weakening in the economy during period resulting in lower portfolio asset values.

The realization of gains or losses previously recognized as unrealized gains or losses has no impact on current period earnings. During the three months ended March 31, 2010, losses were realized on the sale or exchange of three debt assets and were partially offset by gains on the sale of one equity investment. During the three months ended March 31, 2009, losses were realized upon the bankruptcy of one portfolio company.

We have exposure to foreign currencies (Euro, British Pounds and Australian dollars) through various investments. Those investments are converted into U.S. dollars at the balance sheet date, and as such, we are exposed to movements in exchange rates. To limit our exposure to movements in exchange rates we enter into foreign exchange forward contracts or borrow under our multi-currency revolving credit facility in those currencies. For the first quarter of 2010 the total net realized and unrealized gain on forward contracts and foreign currency exchange was $3.7 million compared to $2.8 million for the same line items in the first quarter of 2009. This is due to a greater relative strengthening of the U.S. dollar during the first quarter 2010 compared to the same period in 2009.

Results of Operations for the Year Ended December 31, 2009 compared to the Year Ended December 31, 2008

Revenue

	For the Year Ended December 31,		% Change
	2009	2008
	(in thousands)
Investment income	$109,670	$133,959	(18)%

The decrease in investment income for the year ended December 31, 2009 compared to the year ended December 31, 2008 was primarily due to the placement of certain assets on nonaccrual status and lower average LIBOR rates. In addition, call premiums paid as a result of debt assets repaying before maturity were $0.8 million in 2009 compared to $5.6 million in 2008. This was partially offset by an increase in income from the amortization of market and original issues discounts to $6.5 million in 2009 compared to $1.7 million in 2008.

Expenses

	Year Ended December 31,		% Change
	2009	2008
	(in thousands)
Performance-based incentive fee	$16,815	$9,008	87%
Investment advisory and management fees	16,738	24,297	(31)%
Interest and other credit facility expenses	2,636	3,343	(21)%
Administrative service fee	2,020	3,430	(41)%
Other general and administrative expenses	3,971	4,853	(18)%

Total operating expenses	$42,180	$44,931	(6)%

Investment advisory and management fees, which are calculated based on average gross assets, were lower in 2009 primarily due to the reduced average fair value of our investment portfolio. The performance-based incentive fee was higher in 2009 primarily because the return on the fair value of net assets exceeded the 8.75% annualized hurdle rate for the entire year, rather than a part of the year. (See “Investment Advisory Fees” in Item 1. Business, for the details on these calculations.) Total expenses decreased by approximately $2.8 million for the year ended December 31, 2009 compared to the same period in 2008.

Interest and other credit facility expenses were lower in 2009 compared to 2008 due to lower average LIBOR rates and because a large portion of the amortization of set-up costs associated with the facilities ended in the first quarter of 2009 as the Company’s other credit facility (the Warehouse Facility) expired. This was partially offset by an increase in the average debt outstanding on the Credit Facility to $29.0 million in 2009 compared to $10.3 million in 2008 and an increase in the margin on the Credit Facility to BR plus 2.50% and ABR plus 1.50% from BR plus 1.375% and ABR plus 0.00% in an amendment to the Credit Facility on September 25, 2009.

The decrease in administrative service fees and other general and administrative expenses in 2009 compared to 2008 is primarily due to a reduction in corporate overhead and a decrease in unincorporated business tax.

Net Realized and Unrealized Gains and Losses

	Year Ended December 31,
	2009	2008
	(in thousands)
Net realized gain (loss) investments	$(253,394)	$(16,878)
Net realized gain (loss) forward contracts	(12,608)	13,086
Net realized loss foreign currency exchange	1,104	2,915
Net unrealized gain (loss) investments	287,671	(496,340)
Net unrealized gain forward contracts	(2,583)	4,087
Net unrealized gain (loss) foreign currency exchange	(516)	(37)

Total net realized and unrealized gain (loss) before taxes	$19,674	$(493,167)

The net realized loss on investments during 2009 was primarily due to the realization of losses reflected in the mark-to-market of the portfolio during 2008. Four common and preferred equity positions that had a combined fair value of $8.2 million at December 31, 2008 resulted in a realized loss of $121.6 million in 2009. Six debt investments that had a combined fair value of $55.3 million at December 31, 2008 also resulted in a realized loss of $123.7 million during 2009.

The increase in unrealized gains on investments for 2009 was primarily due to the recognition of realized losses previously recorded as unrealized losses and an increase in the fair value of our assets during 2009 compared to an overall weakening in the economy during the same period in 2008.

The combination of the net realized loss and net unrealized gain on investments in 2009 resulted in a net gain of $34.3 million due to the increase in the fair value of our portfolio. The combination of the same line items in 2008 resulted in a net loss of $513.2 million in 2008 due to the decrease in the fair value of our portfolio.

Additionally, we have exposure to foreign currencies (Euro, British Pounds and Australian dollars) through various investments. Those investments are converted into U.S. dollars at the balance sheet date, and as such, we are exposed to movements in exchange rates. To limit our exposure to movements in exchange rates we enter into foreign exchange forward contracts or borrow under our multi-currency revolving credit facility in those currencies. For 2009 the relative weakening of the U.S. dollar resulted in net realized/unrealized losses on forward contracts compared to a relative strengthening of the U.S. dollar in the same period in 2008 which resulted in net realized/unrealized gains on forward contracts.

Income Tax

	Year Ended December 31,
	2009	2008	% Change
	(in thousands)
Income tax expense on net investment income	$228	$1,692	(87)%
Income tax expense (benefit) on realized gain (loss)	—	60	(100)%

Total income tax expense (benefit)	$228	$2,242

Solar Capital LLC was subject to New York City unincorporated business tax (UBT), which is imposed on the business income of every unincorporated business that is carried on in New York City. The UBT is imposed for each taxable year at a rate of 4 percent of taxable income that is allocable to New York City. There was no UBT for 2009 and the estimated 2008 UBT was approximately $1.6 million.

We are also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, we pay a corporate income tax and a municipal business tax on our subsidiary’s taxable income.

As a U.S. corporation, Solar Capital Ltd., is not subject to unincorporated business tax.

Results of Operations for the Year Ended December 31, 2008 compared to the Period from March 13, 2007 (inception) to December 31, 2007

Revenue

	Year Ended December 31, 2008	Period From March 13 inception) to December 31, 2007	% Change
	(in thousands)
Investment income	$133,959	$78,455	71%

The increase in interest income for the year ended December 31, 2008 compared to the period ended December 31, 2007 was primarily due to twelve months of income during 2008 versus a partial year in 2007 and a higher average invested balance versus outstanding cash during 2008. The average cash balance during the period ended December 31, 2007 was $530.0 million compared to $40.3 million in 2008.

Operating Expenses

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007	% Change
	(in thousands)
Investment advisory and management fees	$24,297	$19,719	23%
Performance-based incentive fee	9,008	—	—
Interest and other credit facility expenses	3,343	—	—
Administrative service fee	3,430	1,474	133%
Other general and administrative expenses	4,853	3,579	36%

Total operating expenses	$44,931	$24,772	81%

Almost two-thirds of the $20.2 million increase in total operating expenses during 2008 was attributable to the recognition of the performance-based incentive fee, as the respective hurdle rates were surpassed, and increased interest and other credit facility expenses related to credit facilities established during 2008. Investment advisory and management fees were higher in 2008 primarily because 2008 included a full year of expense versus a partial year in 2007. Other general and administrative expenses and administrative service fees also increased during 2008 due to the partial year comparison and the build out of our corporate infrastructure.

Net Realized and Unrealized Gains and Losses

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007
	(in thousands)
Net realized gain (loss) investments	$(16,878)	$(3,557)
Net realized gain (loss) forward contracts	13,086	(7,125)
Net realized gain (loss) foreign currency exchange	2,915	12
Net unrealized gain (loss) investments	(496,340)	7,821
Net unrealized gain (loss) forward contracts	4,087	(1,235)
Net unrealized gain (loss) foreign currency exchange	(37)	9

Total net realized and unrealized gain (loss) before taxes	$(493,167)	$(4,075)

The increase in unrealized losses on investments for the year ended December 31, 2008 was primarily due to significantly lower fair value determinations on many of our investments. Lower fair values were driven primarily by the general market dislocation, illiquidity in the capital markets, and lower market prices for comparable publicly traded debt. Fair values were lower across all investment types.

We have exposure to foreign currencies (Euro, British Pounds and Australian dollars) through various investments. These investments are converted into U.S. dollars at the balance sheet date, exposing us to movements in exchange rates. To limit our exposure to fluctuations in exchange rates, we enter into foreign exchange forward contracts or borrow in those currencies under our multi-currency revolving credit facility. For the year ended December 31, 2008, the strengthening of the U.S. dollar resulted in net realized and unrealized gains from forward contracts of $13.1 million and $4.1 million, respectively, and a $2.9 million gain on the repayment of foreign denominated borrowings. For the period ended December 31, 2007, the relative weakening of the U.S. dollar resulted in net realized and unrealized losses.

Income Tax

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007	% Change
	(in thousands)
Income tax expense on net investment income	$1,629	$689	136%
Income tax expense (benefit) on realized gain (loss)	60	(181)	133%

Total income tax expense (benefit)	$1,689	$508

Solar Capital LLC was subject to New York City unincorporated business tax (UBT), which is imposed on the business income of every unincorporated business that is carried on in New York City. The UBT is imposed for each taxable year at a rate of 4 percent of taxable income that is allocable to New York City. Estimated UBT for the years ended December 31, 2008 and 2007 was approximately $1.6 million and $0.4 million, respectively.

We are also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, we pay a corporate income tax and a municipal business tax on our subsidiary’s taxable income.

Liquidity and Capital Resources

Our liquidity is generated and generally available through our multi-currency $270 million revolving credit facility maturing in February 2013, from cash flows from operations, investment sales of liquid assets, repayments of senior and subordinated loans, income earned on investments and cash equivalents, and we expect through periodic follow-on equity offerings. On February 9, 2010, we priced our initial public offering selling 5.68 million shares, including the underwriters over-allotment, at a price of $18.50 per share. Net of underwriting fees we raised a total of $97.7 million and our shares began to trade on the NASDAQ Global Select Market under the ticker “SLRC”. In addition, we sold 0.60 million shares at $18.50 in the Concurrent Private Placement to management. The primary use of our liquidity is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our shareholders or for other general corporate purposes.

At March 31, 2010 and December 31, 2009, we had cash and cash equivalents of approximately $60.4 million and $5.7 million, respectively. Cash provided by operating activities for the quarters ended March 31, 2010 and 2009 was approximately $107.7 million and $19.6 million, respectively. We expect that all current liquidity needs will be met with cash flows from operations and other activities.

Credit Facility and Senior Unsecured Notes

Credit Facility. In February 2010, Solar Capital Ltd. amended and restated its Senior Secured Revolving Credit Facility (the “Credit Facility”) with Citibank, N.A. and various lenders. Citibank, N.A. also serves as administrative agent for the lenders. Citigroup Global Markets Inc. acted as the sole lead bookrunner and the sole lead arranger for the Credit Facility. Under the terms of the Credit Facility, the lenders agreed to extend credit to Solar Capital in an aggregate principal or face amount not exceeding $270 million at any one time outstanding. The Credit Facility also allows the Company and the lenders to provide for a commitment increase to an amount not greater than $600 million. The Credit Facility is a three-year multi-currency revolving facility (with a stated maturity date in February 2013) and is secured by substantially all of the assets of Solar Capital’s investment portfolio. Interest rate options include Base Rate (“BR”) loans, indexed to currency specific LIBOR, and Alternate Base Rate (“ABR”) loans, indexed to the Prime or Fed Funds rates. Borrowings bear interest at a rate per annum equal to the BR plus 3.25% and ABR plus 2.25%. The Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change of control. In addition, the Credit Facility contains certain financial covenants that among other things, requires the Company to maintain a minimum shareholder’s equity, a minimum leverage ratio and a minimum debt to total assets ratio. The Credit Facility will be used to supplement Solar Capital’s equity capital to make additional investments and for other general corporate purposes.

Senior Unsecured Notes. In February 2010, Solar Capital Ltd. issued $125 million of Senior Unsecured Notes. The Senior Unsecured Notes bear interest at a rate of 8.75% per annum, are payable quarterly in cash, and will mature in February 2014. The Senior Unsecured Notes are redeemable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, we must use the net cash proceeds from the issuance of any other senior unsecured notes either to redeem or make an offer to purchase the outstanding Senior Unsecured Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. The Senior Unsecured Notes subject us to customary covenants, including, among other things, (i) a requirement to maintain an “asset coverage ratio” of 2.00 to 1.00; (ii) a requirement that in the event of a “change of control” (as defined in the agreement governing the Senior Unsecured Notes) we will be required to offer to repurchase the Senior Unsecured Notes at a price of 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Senior Unsecured Notes on substantially identical terms. The agreement under which the Senior Unsecured Notes were issued contains customary events of default.

Certain covenants may restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Contractual Obligations

The table below presents a summary of our significant contractual payment obligations as of March 31, 2010:

	Payments due by period
(in millions)	Total	Less than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Senior secured revolving credit facility(1)	$—	$—	$—	$—	$—
Senior Unsecured Notes	$125.0	$—	$—	$125.0	$—

(1)	As of March 31, 2010, we had $270.0 million of unused borrowing capacity under our credit facility.

The table below presents a summary of our significant contractual payment obligations as of December 31, 2009:

	Payments due by period
(in millions)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior secured revolving credit facility(1)	$88.1	—	$88.1	—	—

(1)	As of December 31, 2009, we had $111.9 million of unused borrowing capacity under our credit facility.

We have certain commitments pursuant to our Investment Advisory and Management Agreement entered into with Solar Capital Partners. We have agreed to pay a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. Payments under the Investment Advisory and Management Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. See Item 1. Business—Investment Advisory and Management Agreement. We have also entered into a contract with Solar Capital Management to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligation under the agreement, including rent, fees, and other expenses inclusive of our allocable portion of the compensation of our chief financial officer and any administrative staff.

Off-Balance Sheet Arrangements

In the normal course of its business, we trade various financial instruments and may enter into various investment activities with off-balance sheet risk, which include forward foreign currency contracts. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value or our satisfaction of the obligations may exceed the amount recognized in our Statement of Assets and Liabilities.

Borrowings

We had borrowings of $88.1 million and $0 outstanding as of December 31, 2009 and 2008, respectively, under the Credit Facility. See “Credit Facility” for a description of the Credit Facility. Since completion of our initial public offering we also have approximately $125 million of the Senior Unsecured Notes outstanding.

Distributions and Dividends

On May 4, 2010, our Board of Directors declared a second quarter dividend of $0.60 per share, payable on July 2, 2010 to stockholders of record on June 17, 2010.

On January 26, 2010, our board of directors declared a quarterly dividend of $0.60 per share, prorated for the number of days remaining in the first quarter after our initial public offering. As a result, the first quarterly dividend was $0.34 per share, on a pro-rated basis, and was paid on April 1, 2010 to holders of record as of March 18, 2010.

During the first quarter of 2009, we agreed to make certain specified distributions to the Solar Capital LLC unit holders on a periodic basis to the extent we had not yet completed our initial public offering. In accordance therewith, on March 17, 2009, we made a pro rata distribution to the then existing Solar Capital LLC unit holders. This distribution was equal to 10% of our December 31, 2008 net asset value and totaled approximately $85.3 million, or $1.04 per outstanding unit. On October 28, 2009 we made another pro rata distribution, declared in September 2009, to the then existing Solar Capital LLC unit holders. This distribution was equal to 10% of our September 30, 2009 net asset value and totaled approximately $81.4 million, or $1.00 per outstanding unit. In December 2009, Solar Capital LLC declared a $75 million cash distribution, which was paid to the then existing Solar Capital LLC unit holders on a pro-rata basis on January 29, 2010.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into an Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman and chief executive officer, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer is a partner and a senior investment professional of, and has financial interests in, Solar Capital Partners.

•

Solar Capital Management provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief compliance officer, our chief financial officer and any administrative support staff. Solar Capital Partners, our investment adviser, is the sole member of and controls Solar Capital Management.

•	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has granted us a non-exclusive, royalty-free license to use the name “Solar Capital.”

•	Magnetar entities own as of May 6, 2010, approximately 23.81% of our outstanding shares of common stock.

Solar Capital Partners and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31, 2009, 2008 and 2007. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
2009	$88,114	$8,920	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Solar Capital

Solar Capital Ltd. a Maryland corporation formed in November 2007, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes the Company intends to elect to be treated as a RIC under Subchapter M of the Code.

On February 9, 2010 we priced our initial public offering, selling 5.68 million shares, including the underwriters over-allotment, at a price of $18.50 per share. Concurrent with this offering, management purchased an additional 0.6 million shares through the Concurrent Private Placement, also at $18.50 per share.

Immediately prior to our initial public offering, through a series of transactions Solar Capital LLC merged with and into Solar Capital Ltd., leaving Solar Capital Ltd. as the surviving entity. Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125 million in Senior Unsecured Notes to the existing Solar Capital LLC unit holders in connection with the Solar Capital Merger. Solar Capital Ltd. had no assets or operations prior to completion of the Solar Capital Merger and as a result, the books and records of Solar Capital LLC have become the books and records of the surviving entity.

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and conducted a private placement of units in March 2007, at such time a total of 81.70 million units were outstanding. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, the Company’s investment adviser, acquired approximately 3.33 million units in connection with the initial private placement. In addition, in connection with the initial private placement, certain funds managed by Magnetar and certain entities affiliated therewith, acquired approximately 35.00 million units.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged middle market companies in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

As of March 31, 2010, our long term investments totaled $839.0 million and our net asset value was $730.3 million. Our portfolio was comprised of debt and equity investments in 33 portfolio companies and our income producing assets, which represent 92.2% of our total portfolio, had a weighted average annualized yield on a fair value basis of approximately 13.9%.

During the three months ended March 31, 2010, we originated approximately $44.6 million of investments in one new and one existing portfolio company. We also received principal repayments of approximately $95.1 million and sold securities in 3 portfolio companies for approximately $20.5 million.

About Solar Capital Partners

Solar Capital Partners is controlled by Michael S. Gross, our chairman and chief executive officer, and is led by Mr. Gross and Bruce Spohler, our chief operating officer, and is supported by a team of 12 dedicated investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross,

Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. The investment team led by Messrs. Gross and Spohler has invested in 54 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 46 different financial sponsors, through March 31, 2010. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to originate direct investment opportunities.

Mr. Gross, the former chairman and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded, has over 20 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions.

Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross was also the managing partner of Apollo Distressed Investment Fund, L.P., an investment fund he founded in 2003 to invest principally in debt and other securities of leveraged companies.

Mr. Gross also currently serves on the boards of directors of three public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who has served as our chief operating officer and a partner of Solar Capital Partners since inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the United States. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Capital invests primarily in senior secured loans, mezzanine loans and equity securities of leveraged companies organized and located in the United States. We believe that the size of the leveraged company market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

•

Middle-market companies have faced increasing difficulty in accessing the capital markets.    While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies that, until recently, financed their lending and investing activities through securitization transactions have lost that source of funding and cut back lending significantly.

•

There is a large pool of uninvested private equity capital likely to seek additional capital to support their private investments.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. While we expect the rate of investment to be slower than in prior periods, we expect that private equity firms will continue to be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as Solar Capital.

•

Middle-market companies are increasingly seeking private sources for debt and equity capital.    We believe that many middle-market companies prefer to execute transactions with private capital providers such as Solar Capital, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. We expect that the volume of domestic “public-to-private” transactions, as well as the number of companies selecting a “sale” alternative versus raising capital in the public equity markets as a means of increasing liquidity, will remain large.

•

Consolidation among commercial banks has reduced the focus on middle-market business.    We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

•

Current disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment.    Current credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe the segment’s strong growth prospects, combined with the growing demand for the capital and corporate finance and advisory services we offer, creates an attractive investment environment for us.

Furthermore, we believe that given the credit market uncertainty, Solar Capital has a greater opportunity to move beyond middle-market deals into larger transactions, as banks are less willing to commit capital. We believe these larger deals can be structured with more attractive terms such as lower leverage, higher yields, better covenants, and longer duration than was typical before the current market dislocation.

Therefore, we believe that there is an opportunity to invest in senior secured loans, mezzanine loans and equity securities of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of Solar Capital Partners, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Investment Portfolio

Our portfolio investments consist of portfolio companies that have strong cash flows and have maintained financial and operating performance despite the recent economic climate. As of March 31, 2010, 100% of our portfolio was performing. The majority of our assets have been seasoned, which has allowed us to gain a solid understanding of our borrowers and the industries in which they compete. Additionally, over time, we have established productive relationships with our portfolio companies.

Investment Capacity

The proceeds from our initial public offering and the Concurrent Private Placement, the borrowing capacity under our credit facility and the expected repayments of existing investments provide us with a substantial amount of capital available for deployment into new investment opportunities. We believe we are well positioned for the current marketplace. We believe that in the current economic environment financing needs of many companies will increase while funding options are limited, allowing us to capitalize on favorable investment opportunities.

Solar Capital’s Limited Leverage

As of March 31, 2010, our outstanding debt was approximately 13.5% of total assets, making us one of the least levered publicly traded business development companies. We believe our relatively low level of leverage provides us with a competitive advantage, allowing us to anticipate providing a consistent dividend to our investors as proceeds from our investments are available for reinvestment as opposed to being consumed by debt repayment. To the extent borrowing conditions improve and leverage becomes available on more attractive terms, we may increase our relative level of debt in the future. However, we do not currently anticipate operating with a substantial amount of debt relative to our total assets. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather future market downturns.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo Investment Corporation as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC World Markets’ U.S. Leveraged Finance Group.

Our investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since our inception, Solar Capital Partners has sourced investments in 54 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 46 different financial sponsors, through March 31, 2010.

Versatile Transaction Structuring and Flexibility of Capital

We believe our senior investment professionals’ broad expertise and ability to draw upon their extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. While we will be subject to significant regulation as a business development company, we will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a rigorous fundamental research and analysis framework. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, conduct a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with the Apollo entities, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “Business — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Investments

Solar Capital seeks to create a diverse portfolio that includes senior secured loans, mezzanine loans and equity securities by investing approximately $20 to $100 million of capital, on average, in the securities of leveraged companies, including middle-market companies. Our portfolio includes both senior secured loans and mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

In addition to senior secured loans and mezzanine loans, we may invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to our investors. These investments may include similar direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

Our principal focus is to provide senior secured loans and mezzanine loans to leveraged companies in a variety of industries. We generally seek to target companies that generate positive cash flows. We generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise. The following is a representative list of the industries in which we may invest.

•Aerospace and defense

•Automotive

•Beverage, food and tobacco

•Broadcasting and entertainment

•Business services

•Cable television

•Cargo transport

•Chemicals, plastics and rubber

•Consumer finance

•Consumer services

•Containers, packaging and glass

•Direct marketing

•Distribution

•Diversified/conglomerate manufacturing

•Diversified/conglomerate services

•Education

•Electronics

•Energy/utilities

•Equipment rental

•Farming and agriculture

•Finance

•Healthcare, education and childcare

•Home and office furnishing, consumer products

•Hotels, motels, inns and gaming

•Industrial

•Infrastructure

•Insurance

•Leisure, motion pictures and entertainment

•Logistics

•Machinery

•Media

•Mining, steel and nonprecious metals

•Oil and gas

•Personal, food and misc. services

•Printing, publishing and broadcasting

•Real estate

•Retail stores

•Specialty finance

•Technology

•Telecommunications

•Utilities

We may invest in other industries if we are presented with attractive opportunities.

Set forth below is a list of our ten largest portfolio company investments as of March 31, 2010, as well as the top ten industries in which we were invested as of March 31, 2010, in each case calculated as a percentage of our total assets as of such date.

Portfolio Company	% of Total Assets
DS Waters	11.25%
Asurion Corporation	5.80%
Adams Outdoor Advertising	5.72%
Rug Doctor L.P.	5.08%
Fulton Holding Corporation	4.70%
Booz Allen Hamilton, Inc.	4.63%
Earthbound Farm	4.31%
Fleetpride Corporation	4.24%
Wire Rope Corporation	4.12%
Direct Buy Inc.	3.88%

Industry	% of Total Assets
Beverage, food, and tobacco	20.56%
Aerospace and defense	6.58%
Insurance	5.80%
Diversified/conglomerate services	5.72%
Personal, food and misc. services	5.08%
Healthcare, education, and childcare	4.95%
Retail stores	4.70%
Leisure, motion pictures, entertainment	4.60%
Cargo transport	4.24%
Diversified/conglomerate manufacturing	4.12%

Investment Selection Process

Solar Capital Partners utilizes a value-oriented investment philosophy with a focus on the preservation of capital and a commitment to managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Value Orientation/Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we look for companies with a demonstrated ability to de-lever. Typically, we would not invest in start-up companies or companies having speculative business plans.

Growth. We invest primarily in companies with strong prospects for growth. These companies are usually in high-growth industries or have a competitive advantage that creates the potential to increase market share.

Strong Competitive Position in Industry. We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities.

We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe should help to protect their market position and profitability.

Diversified Customer and Supplier Base. We seek to acquire businesses that have a diversified customer and supplier base. We believe that companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Exit Strategy. We predominantly invest in companies which provide multiple alternatives for an eventual exit. We look for opportunities that provide an exit typically within three years of the initial capital commitment.

We seek companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We believe that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies represents a key means by which we will be able to exit from our investments over time.

In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets. The prospective liquidation value of the assets, if any, that collateralizes the loans in which we invest, is an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Experienced and Committed Management. We generally require that portfolio companies have an experienced management team. We also require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong Sponsorship. We aim to invest alongside other sophisticated investors. We seek to partner with successful financial sponsors who have historically generated high returns. We believe that investing in these sponsors’ portfolio companies enables us to benefit from their direct involvement and due diligence.

Due Diligence

In conducting due diligence, we use publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers. Our due diligence methodology allows us to screen a high volume of potential investment opportunities on a consistent and thorough basis.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	on-site visits;

•	discussions with management, employees, customers or vendors of the potential portfolio company;

•	review of senior loan documents; and

•	background investigations.

We also evaluate the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

•	Investment track record;

•	Industry experience;

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	Reference checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to Solar Capital Partners’ investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Investment Committee

All new investments are required to be approved by a consensus of the investment committee of Solar Capital Partners, which is led by Messrs. Gross and Spohler. The members of Solar Capital Partners’ investment committee receive no compensation from us. Such members may be employees or partners of Solar Capital Partners and may receive compensation or profit distributions from Solar Capital Partners.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years.

We also invest in portfolio companies in the form of senior secured loans. These senior secured loans typically provide for deferred interest payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Typically, our mezzanine and senior secured loans have final maturities of five to ten years. However, we expect that our portfolio companies often may repay these loans early, generally within three years from the date of initial investment. To preserve an acceptable return on investment, we seek to structure these loans with prepayment premiums.

In the case of our mezzanine loan and senior secured loan investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential capital appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity securities, which may include demand and “piggyback” registration rights. In addition, we may from time to time make direct equity investments in portfolio companies.

We seek to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Ongoing Relationships with Portfolio Companies

Monitoring. Solar Capital Partners monitors our portfolio companies on an ongoing basis. Solar Capital Partners monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Solar Capital Partners has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other Solar Capital portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, Solar Capital Partners also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We use an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk factors are generally favorable (including a potential exit)

2	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk factors are neutral to favorable; all new investments are initially assessed a grade of 2

3	The portfolio company is performing below expectations, may be out of compliance with debt covenants, and requires procedures for closer monitoring

4	The investment is performing well below expectations and is not anticipated to be repaid in full

Solar Capital Partners monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Solar Capital Partners reviews these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. generally accepted accounting principles (“GAAP”) and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

Our primary competitors provide financing to middle-market companies and include other BDC’s, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available since the downturn in the credit markets, which began in mid-2007, and that this has resulted in a less competitive environment for making new investments. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We use the industry information available to Mr. Gross and the other investment professionals of Solar Capital Partners to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Mr. Gross and the other investment professionals of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive leveraged companies in the industries in which we seek to invest.

Staffing

We do not currently have any employees. Mr. Gross, our chief executive officer, and Mr. Spohler, our chief operating officer, currently serve as the managing member and a partner, respectively, of our investment adviser, Solar Capital Partners. Nicholas Radesca, our chief financial officer and secretary, is an employee of Solar Capital Management, and performs his functions as chief financial officer under the terms of our Administration Agreement. Guy Talarico, our chief compliance officer, is the chief executive officer of Alaric Compliance Services, LLC, and performs his functions as our chief compliance officer under the terms of an agreement between Solar Capital Management and Alaric Compliance Services, LLC. Solar Capital Management has retained Mr. Talarico and Alaric Compliance Services, LLC pursuant to its obligations under our Administration Agreement.

Our day-to-day investment operations are managed by Solar Capital Partners. Solar Capital Partners’ investment personnel currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and a team of additional experienced investment professionals. Based upon its needs, Solar Capital Partners may hire additional investment professionals. In addition, we will reimburse Solar Capital

Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer and any administrative support staff.

Properties

Our executive offices are located at 500 Park Avenue, 5th Floor, New York, New York 10022, and are provided by Solar Capital Management in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2010 for each portfolio company in which we had a debt or equity investment. The general terms of our debt and equity investments are described in “Business–Investments.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than Ark Real Estate Partners, National Interest Security Corporation, and National Specialty Alloys, LLC, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	% of Class Held	Fair Value (in thousands)
AOA Top Tier Holding Co., L.P. (“Adams Outdoor Advertising”) 2808 Ferry Road Atlanta, GA 30339	Diversified/conglomerate services	Subordinated notes Subordinated notes	13.50% 10.88%	6/20/2011 6/20/2011		37,200 15,936

Allied Capital Corporation 1919 Pennsylvania Avenue, N.W. Washington, DC 20006	Finance	Subordinated notes Subordinated notes	6.00% 6.63%	4/01/2012 7/15/2011	—	14,777 14,428

AMC Entertainment Holdings, Inc. 920 Main Street Kansas City, MO 64105	Leisure, motion pictures and entertainment	Subordinated notes	5.26% (L+500/Q)	6/13/2012	—	21,295	(3)

Ark Real Estate Partners LP 505 Park Ave., 21st Floor New York, NY 10022	Real estate	Partnership interests			24.80%	20,583

Asurion Corporation 648 Grassmere Park, Suite 300 Nashville, TN 37211	Insurance	Senior secured loan	6.73% (L+650/Q or M)	7/03/2015	—	53,900	(3)

Booz Allen Hamilton, Inc. 8283 Greensboro Drive McLean, VA 22102	Aerospace and defense	Subordinated notes	13.00%	7/31/2016	—	43,000	(3)

Casema Holding B.V. Spaarneplein 2 Postbus 16192 2500 BD Den Haag The Netherlands	Telecommunications	Subordinated notes Subordinated notes	9.66% (E+925/S) 9.67% (E+925/S)	9/13/2016 9/13/2016	— —	7,510 8,059	(3) (3)

Classic Cruises Holdings S.DER.L. 1000 Corporate Drive, Suite 500 Fort Lauderdale, Florida 33334	Leisure, motion pictures and entertainment	Senior secured loan	10.14% (L+975/Q)	1/31/2015	—	21,450

Direct Buy Inc. 8450 Broadway Merrillville, IN 46410	Home and Office Furnishing, Consumer products	Subordinated notes Common stock	16.00%	5/30/2013	— 3.00%	33,577 2,500	(3)

DSW Group, Inc. (“DS Waters”) 4170 Tanners Creek Drive Flowery Branch, GA 30542	Beverage, food and tobacco	Subordinated notes	14.00%	4/24/2012	—	104,493	(3)

Earthbound Farm 1721 San Juan Highway San Juan Bautista, CA 95045	Beverage, food and tobacco	Subordinated notes	15.25%	7/20/2016	—	40,000	(3)

Emdeon Business Services LLC 26 Century Blvd. Nashville, TN 37214	Healthcare, education and childcare	Senior secured loan	5.26% (L+500/Q)	5/16/2014	—	14,610

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	% of Class Held		Fair Value (in thousands)
Fleetpride Corporation 8709 Technology Forest Place Suite 125 The Woodlands, TX 77381	Cargo transport	Subordinated notes	11.50%	10/01/2014	—		39,399

Freedom Roads, LLC 2 Marriott Drive Lincolnshire, Illinois 60069	Automotive	Subordinated notes	16.00%	6/20/2011	—		26,730

Fulton Holding Corporation 5950 Fulton Industrial Blvd. Atlanta, GA 30336	Retail stores	Senior secured loan	12.50%	—	—	(4)	43,650

Global Garden Products Via del lavoro, 6 I-31033 Castelfranco Veneto (Treviso)–Italy	Farming and agriculture	Common stock			<1%		—	(3)

Grakon, LLC 1911 S. 218th St. P.O. Box 98984 Seattle, WA 98198	Machinery	Subordinated notes LLC interests	12.00%	6/19/2013	— 2.48%		5,101 —	(3)

Great American Group Inc. 21860 Burbank Blvd. Suite 300 South Woodland Hills, CA 91367	Business Services	Common stock Warrants to purchase common stock			2.54 1.55	% %	1,177 385	(2)

Iglo Birds Eye Group Limited No. 5, New Square Bedfont Lakes Business Park Feltham, Middlesex TW 14 8HA United Kingdom	Beverage, food and tobacco	Subordinated notes Subordinated notes	8.99% (E+800 /S) 8.54% (L(UK)+800 /S)	11/03/2016 11/03/2016	— —		4,522 10,799	(3) (3)

Learning Care Group 21333 Haggerty Rd., Suite 300 Novi, MI 48375	Healthcare, education and childcare	Subordinated notes	13.50%	12/28/2015			31,368	(3)

Magnolia River, LLC 601 9th Street Greeley Colorado 80631	Hotels, motels, inns and gaming	Subordinated notes	14.00%	4/28/2014	—		16,205

National Specialty Alloys, LLC 18250 Kieth Harrow Blvd. Houston, TX 77084	Mining, steel and nonprecious metals	LLC interests			40.02%		9,000

Nuveen Investments, Inc. 333 W. Wacker Dr. Chicago, IL 60606	Finance	Common stock			1.08%		7,500

NXP Semiconductors Netherlands B.V. High Tech Campus 60 5656 AG Eindhoven The Netherlands	Electronics	Common stock			<1%		7,995

ProSieben Sat.1 Media AG Medienallee 7 85774 Unterfoöhring Germany	Broadcasting and entertainment	Subordinated notes	7.96% (E+350+3.50%/ Q)	3/06/2017	—		9,078	(3)

Ram Energy Resources, Inc. 5100 E Skelly Drive Meridian Tower, Suite 650 Tulsa, OK 74135	Oil and Gas	Senior secured loan	12.75% (L+850/S)	11/29/2012	—		12,397	(3)

Rug Doctor L.P. 4701 Old Shepard Place Plaxo, TX 75093	Personal, food and misc. services	Subordinated notes	14.95%	10/31/2014	—		47,151	(3)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	% of Class Held	Fair Value (in thousands)
Seven Media Group Pty Limited 38-42 Pirrama Road Pyrmont, New South Wales 2009 Australia	Broadcasting and entertainment	Subordinated notes Subordinated notes Common stock	11.18% 12.00%	12/29/2013 12/29/2013	— — <1%	17,653 6,270 1,770	(3)

Tri-Star Electronics International, Inc. 2201 Rosencrans Ave. El Segundo, CA 90245	Aerospace and defense	Subordinated notes	15.25%	8/02/2013	—	18,094	(3)

Wastequip, Inc. 25800 Science Park Dr., Suite 140 Beachwood, OH 44122	Containers, packaging and glass	Subordinated notes	12.50%	2/05/2015	—	—	(3)

Weetabix Group Burton Latimer Kettering Northants NN 15 5JR United Kingdom	Beverage, food and tobacco	Subordinated notes Subordinated notes	9.83% (L+900/S) 10.37% (L(UK)+950/S)	5/07/2017 9/14/2016	— —	20,683 10,451	(3) (3)

Wire Rope Corporation 12200 NW Ambassador Drive Kansas City, MO 64163	Diversified/ conglomerate manufacturing	Subordinated notes	11.00%	2/08/2015	—	38,220

Wyle Laboratories Inc. 1960 East Grand Ave. El Segundo, CA 90245-5023	Aerospace and defense	Preferred stock	8.00%	7/17/2015	—	40

Total						$838,956

(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily quarterly (Q), monthly (M), or semi-annually (S). For each debt investment we have provided the current interest rate in effect as of March 31, 2010.
(2)	Percentages shown for warrants or convertible preferred stock represent the percentages of outstanding common stock, assuming we exercise our warrants or convert our preferred stock into common stock.
(3)	All or a portion of interest may be deferred through a payment-in-kind interest option.
(4)	Maturity will be six years from the date of closing, which has not yet been determined.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2010.

DS Waters

DS Waters produces and distributes bottled water products in the U.S. DS Waters commands a leading market presence in the HOD (home and office delivery) space, particularly in the 3 gallon, 5 gallon and ½ liter bottled water segments. Water is bottled at DS Waters’ manufacturing facilities and then delivered by its fleet of delivery trucks to homes and offices across the country. DS Waters operates in most major markets in the U.S. based on population, and the company maintains a significant market share position in most of the markets in which it operates.

Asurion Corporation

Asurion Corporation is the leading provider of value-added subscriber services to the wireless industry through its handset protection and wireless roadside assistance services. Additionally, Asurion Corporation provides service contract administration for residential telecommunications equipment and consumer electronics and appliances.

Adams Outdoor Advertising

Adams Outdoor Advertising provides outdoor advertising services to over 15 markets and surrounding areas in the Midwest, Southeast and mid-Atlantic states. Adams Outdoor Advertising utilizes bulletins, poster panels, and transit displays.

Rug Doctor L.P.

Rug Doctor L.P. services both the professional and the Do-It-Yourself carpet cleaning market through the manufacture, sale, and service of carpet cleaning products and machines.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of five members, three of whom are not “interested persons” of Solar Capital Ltd. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee and a nominating and corporate governance committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
Michael S. Gross	48	Chief Executive Officer, President and Chairman of the Board of Directors	2007	2012
Bruce Spohler	49	Chief Operating Officer and Director	2009	2011

Independent Directors
Steven Hochberg	48	Director	2007	2011
David S. Wachter	46	Director	2007	2010
Leonard A. Potter	48	Director	2009	2012

The address for each of our directors is 500 Park Avenue, 5th Floor, New York, New York 10022.

Executive Officers Who Are Not Directors

Name	Age	Position
Nicholas Radesca	44	Chief Financial Officer and Secretary
Guy Talarico	54	Chief Compliance Officer

The address for each of our executive officers is 500 Park Avenue, 5th Floor, New York, New York 10022.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of Solar Capital, is able to work with the other members of the board of directors and contribute to the success of Solar Capital and can represent the long-term interests of Solar Capital’s stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director of Solar Capital, in light of Solar Capital’s business and structure.

Interested Directors

Michael S. Gross was the managing member, the chairman of the board of directors and the chief executive officer of Solar Capital LLC since its inception in February 2007, and has been the chairman of the board of directors since December 2007, and chief executive officer and president since November 2007, of Solar Capital Ltd. Mr. Gross also currently serves as the managing member of our investment adviser, Solar Capital Partners. From July 2006 through approximately the first quarter of 2009, Mr. Gross was a partner in Magnetar Capital Partners, LP. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006, and was the managing partner of Apollo Investment Management, L.P., the investment adviser to Apollo Investment Corporation. Apollo Investment Corporation invests primarily in middle-market companies in the form of senior secured and mezzanine loans as well as by making direct equity investments in such companies. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004 and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. From 1990 to February 2006, Mr. Gross was a senior partner at Apollo Management, L.P., a leading private equity firm which he founded in 1990 with five other persons. Since its inception, Apollo Management, L.P. has invested more than $13 billion in over 150 companies in the United States and Western Europe. During his tenure at Apollo Management, L.P., Mr. Gross was a member of an investment committee that was responsible for overseeing such investments. In addition, from 2003 to February 2006, Mr. Gross was the managing partner of Apollo Distressed Investment Fund, an investment fund he founded to invest principally in non-control oriented distressed debt and other investment securities of leveraged companies. Prior to his time at Apollo Management, L.P., Mr. Gross was employed by Drexel Burnham Lambert Incorporated. From June 2006 to August 2008, Mr. Gross served as the chief executive officer, chairman of the board of directors and secretary of Marathon Acquisition Corp., a publicly traded special purpose acquisition company. Mr. Gross currently serves on the boards of directors of Saks, Inc., Global Ship Lease Inc. and Jarden Corporation, and in the past has served on the boards of directors, including in certain cases, in the capacity as a lead director, of more than 20 public and private companies. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, and serves on the Board of Trustees of The Trinity School and the Board of Directors of New York Road Runners. Mr. Gross holds a B.B.A. in accounting from the University of Michigan and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Gross’ intimate knowledge of the business and operations of Solar Capital Partners, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other public and private companies not only gives the board of directors valuable insight but also positions him well to continue to serve as the chairman of our board of directors.

Bruce Spohler was a senior vice president of Solar Capital LLC from its inception in February 2007, and has been a director since September 2009, and the chief operating officer since December 2007, of Solar Capital Ltd. Mr. Spohler also currently serves as a partner of our investment adviser, Solar Capital Partners. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During his tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the U.S. As a co-head of U.S. Leveraged Finance, he oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization. He joined CIBC World Markets in 1995 when it acquired The Argosy Group, of which Mr. Spohler was a founding member and managing director. Founded in

1990, The Argosy Group was a middle-market financing business, in which Mr. Spohler and other principals of The Argosy Group raised third party capital as well as invested alongside their financial sponsor clients. Prior to The Argosy Group, Mr. Spohler was employed by Drexel Burnham Lambert Incorporated. Mr. Spohler earned a B.S. from Syracuse University and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Spohler’s depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of Solar Capital’s business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Directors

Steven Hochberg was a director of Solar Capital LLC from its inception in February 2007, and has been a director of Solar Capital Ltd. since November 2007. Mr. Hochberg is the founder of Ascent Biomedical Ventures, a New York based venture investor in biomedical technology companies including medical devices and drugs. Since 1992, Mr. Hochberg has also been an active founder of early-stage medical technology companies, including Biomerix Corporation, Eminent Research Systems Inc., Clinsights, Inc., Med-E-Systems/AHT Corporation, and Physicians Online. Mr. Hochberg is the chairman of the board of directors of Biomerix Corporation, Crosstrees Medical, Inc. and Ouroboros, Inc., and serves on the board of directors of Synecor, LLC. Previously, Mr. Hochberg was an investment banker with Alex. Brown & Sons and a strategy consultant with Bain & Company in the technology and healthcare areas. Currently, Mr. Hochberg is a member of the Board of Trustees and Vice Chairman of Continuum Health Partners, one of the largest non-profit hospital systems in New York City. Mr. Hochberg is also a member of the Board of Governors of the New York Academy of Sciences. Mr. Hochberg holds a B.B.A. from the University of Michigan and an M.B.A. from Harvard Business School. Mr. Hochberg’s varied experience in investing in medical technology companies provides the board of directors with particular knowledge of this field, and his role as chairman of other companies’ board of directors brings the perspective of a knowledgeable corporate leader.

Leonard A. Potter has been a director of Solar Capital Ltd. since September 2009. Mr. Potter is currently the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter has previously served as a board member of several public companies and currently serves on the boards of several private companies. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, his tenure in private equity investments and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

David S. Wachter was a director of Solar Capital LLC from its inception in February 2007, and has been a director of Solar Capital Ltd. since November 2007. Mr. Wachter is a founding partner, managing director and president of W Capital Partners. W Capital Partners is a private equity fund manager that acquires direct private equity portfolios in the secondary market. W Capital Partners manages over $1 billion of capital and is a leading participant in providing private equity firms, financial institutions and corporations with a liquidity alternative for their private equity investments. Prior to founding W Capital Partners, Mr. Wachter was a managing director at Jefferies & Co. from 1999 to 2001, a founding partner and managing director at C.E. Unterberg, Towbin from 1990 to 1999 and an investment banker at Lehman Brothers from 1986 to 1990. Mr. Wachter has a B.S. in Engineering, with a major in Computer Science and Applied Mathematics, from Tufts University and an M.B.A.

from New York University Graduate School of Business. Mr. Wachter’s extensive knowledge of private equity and investment banking provide the board of directors with the valuable insight of an experienced financial manager.

Executive Officers Who Are Not Directors

Nicholas Radesca CPA was the Chief Financial Officer of Solar Capital LLC from March 2008 and has been the Chief Financial Officer and Secretary of Solar Capital Ltd. since March 2008 and October 2009, respectively. Mr. Radesca joined Solar Capital from iStar Financial Inc. where he served from 2006 to 2008 as the Chief Accounting Officer. His responsibilities at iStar Financial Inc., a publicly traded, diversified commercial real estate company, encompassed all aspects of accounting, tax and SEC reporting. Prior to iStar Financial Inc., Mr. Radesca was the Vice President of Financial Reporting at Fannie Mae from 2005 to 2006 where he oversaw SEC, regulatory and internal reporting. From 2002 to 2005, he served as Director of External Reporting at Del Monte Foods Company, where he managed both the corporate accounting policy and the SEC reporting functions. Mr. Radesca also previously served as the Vice President of Financial Reporting at Providian Financial from 1999 to 2002, where he was responsible for SEC reporting and accounting for securitizations and derivatives. He began his financial services career at Bank of America working in the mortgage and capital markets accounting groups. Mr. Radesca has more than 15 years of experience in accounting, tax and SEC reporting and is a licensed Certified Public Accountant. Mr. Radesca has a B.S. in Accounting from New York Institute of Technology and an M.B.A. from The California State University, East Bay.

Guy Talarico has been the Chief Compliance Officer of Solar Capital Ltd. since July 2008. Mr. Talarico founded and has served as chief executive officer of Alaric Compliance Services, LLC, (successor to EOS Compliance Services LLC) since June 2004. Mr. Talarico currently serves as chief compliance officer for a number of funds and investment advisers, including Keeley Funds Inc., The FBR Funds and PennantPark Investment Corporation. Prior to founding EOS Compliance Services LLC, Mr. Talarico served as the Senior Director of the Institutional Custody Division at Investors Bank & Trust Company from 2001 to 2004. Immediately prior to that, Mr. Talarico worked at JPMorgan Chase Bank where he was a Division Executive for Commercial Investment and Retirement Services in its Investment Services Group from 1995 to 2001. Mr. Talarico holds a B.S. ChE from Lehigh University, an M.B.A. from Fairleigh Dickinson University and a J.D. from New York Law School.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of Solar Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Solar Capital. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Solar Capital’s bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Solar Capital and its stockholders at such times.

Presently, Mr. Gross serves as the chairman of our board of directors. Mr. Gross is an “interested person” of Solar Capital as defined in Section 2(a)(19) of the 1940 Act because he is the president and chief executive officer of Solar Capital, serves on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Gross’ history with Solar Capital, familiarity with its investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that Solar Capital is best served through this existing leadership structure, as Mr. Gross’ relationship with Solar Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Solar Capital’s needs.

Board’s Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (2) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Solar Capital’s accounting and financial reporting processes, Solar Capital’s systems of internal controls regarding finance and accounting, and audits of Solar Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Solar Capital and its service providers. The chief compliance officer’s annual report addresses at a minimum (a) the operation of the compliance policies and procedures of Solar Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment. See “Regulation as a Business Development Company.”

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Solar Capital’s needs.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our board of directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for Solar Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Solar Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Solar Capital’s annual financial statements and periodic filings and receiving Solar Capital’s audit reports and financial statements. The audit committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The audit committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The audit committee is currently composed of Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as chairman of the audit committee. Our board of directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Wachter serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, Solar Capital and its stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of Solar Capital;

•	are able to work with the other members of the board of directors and contribute to the success of Solar Capital;

•	can represent the long-term interests of Solar Capital’s stockholders as a whole; and

•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the needs of Solar Capital and the interest of its shareholders.

Compensation of Directors

Our independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting attended in person and $1,000 for each telephonic meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Solar Capital. Mr. Radesca, our chief financial officer and secretary and, through Alaric Compliance Services, LLC, Guy Talarico, our chief compliance officer, are paid by Solar Capital Management, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to Solar Capital. To the extent that Solar Capital Management outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Solar Capital Management.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Solar Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Solar Capital Partners, and its investment committee, which is led by Messrs. Gross and Spohler. For more information regarding the business experience of Messrs. Gross and Spohler, see “Management — Board of Directors and Executive Officers — Interested Directors.” Solar Capital Partners’ investment committee must approve each new investment that we make. The members of Solar Capital Partners’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, will be entitled to a portion of any investment advisory fees paid by Solar Capital to Solar Capital Partners.

Investment Personnel

Solar Capital Partners’ investment team currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and team of 9 additional experienced investment professionals. We consider Messrs. Gross and Spohler, who lead Solar Capital Partners’ investment committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock to be beneficially owned by each of our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in Solar Capital(1)
Michael S. Gross	Over $1 million
Bruce Spohler	Over $1 million

(1)	The dollar range of Solar Capital Ltd. equity securities beneficially owned is based on the initial offering price per share of our common stock of $18.50.

Compensation

None of Solar Capital Partners’ investment professionals receive any direct compensation from us in connection with the management of our portfolio. Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable to Solar Capital Partners under the terms of our Investment Advisory and Management Agreement, less expenses incurred by Solar Capital Partners in performing its services under our Investment Advisory and Management Agreement.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

Solar Capital Partners serves as our investment adviser. Solar Capital Partners is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Solar Capital. Under the terms of our Investment Advisory and Management Agreement, Solar Capital Partners:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

Solar Capital Partners’ services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory and Management Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee has two parts, as follows: one is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Solar Capital Management, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We pay Solar Capital Partners an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Solar Capital Partners (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Solar Capital Partners).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to Solar Capital Partners

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up” (4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7% annualized hurdle rate.
(2)	Represents 2% annualized management fee.
(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

(1)	As illustrated in Year 3 of Alternative 1 above, if Solar Capital were to be wound up on a date other than December 31 of any year, Solar Capital may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Solar Capital had been wound up on December 31 of such year.

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Solar Capital Partners. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory and Management Agreement was initially approved by the board of directors of Solar Capital LLC on March 6, 2007 and subsequently approved in its current form by our board of directors and sole initial stockholder on September 29, 2009. Unless earlier terminated as described below, the Investment Advisory and Management Agreement will remain in effect for a period of two years from the date it was approved by our board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Management Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Partners’ services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Solar Capital.

Organization of the Investment Adviser

Solar Capital Partners is a Delaware limited liability company. The principal executive offices of Solar Capital Partners are located at 500 Park Avenue, 5th Floor, New York, New York 10022.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory and Management Agreement will be included in our first annual report on Form 10-K filed subsequent to any such board approval, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Solar Capital Management, LLC, a Delaware limited liability company, serves as our administrator. The principal executive offices of Solar Capital Management are located at 500 Park Avenue, 5th Floor, New York, New York 10022. Pursuant to an Administration Agreement, Solar Capital Management furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Solar Capital Management also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Solar Capital Management assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholder, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Under the Administration Agreement, Solar Capital Management will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management’s services under the Administration Agreement or otherwise as administrator for Solar Capital.

LICENSE AGREEMENT

We have entered into a license agreement with Solar Capital Partners pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” Under this agreement, we have a right to use the Solar Capital name for so long as the Investment Advisory and Management Agreement with our investment adviser is in effect. Other than with respect to this limited license, we will have no legal right to the “Solar Capital” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman, chief executive officer and president, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer and board member and Mr. Radesca, our chief financial officer and secretary, serve as a partner and chief financial officer, respectively, for Solar Capital Partners. Mr. Spohler also has financial interests in Solar Capital Partners.

As a result of transactions in connection with our initial private placement, the Magnetar entities owned as of December 31, 2009, either directly or indirectly, approximately 42.84% of our outstanding equity, and currently own, either directly or indirectly, approximately 23.81% of our outstanding shares of common stock after the completion of our initial public offering. Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it incurs in connection with providing such services.

Solar Capital Partners and it affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” In addition, pursuant to the terms of the Administration Agreement, Solar Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Solar Capital Partners is the sole member of and controls Solar Capital Management.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of May 6, 2010 with respect to Solar Capital Ltd.’s common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Solar Capital Ltd.’s common stock, and all officers and directors as a group.

Name	Type of Ownership	Shares Owned	Percentage
Magnetar Financial LLC(1)	Indirect	7,863,750	23.81%
Silver Creek Capital Management LLC(2)	Indirect	2,681,294	8.12%
Baupost Group, LLC(3)	Indirect	2,010,973	6.09%
All officers and directors as a group (7 persons)(4)	Direct and Indirect	1,971,449	5.97%

(1)	Such securities are held by certain funds and other entities controlled and/or managed by Magnetar Financial LLC or its affiliates. The address for Magnetar Financial LLC is 1603 Orrington Avenue, Evanston, IL 60201.
(2)

Such securities are held by certain investment vehicles controlled by Silver Creek Capital Management LLC. The address for Silver Creek Capital Management LLC is 1301 Fifth Avenue, 40th Floor Seattle, WA 98101 .

(3)	Such securities are held by certain investment vehicles controlled by Baupost Group, LLC. The address for Baupost Group, LLC is 10 St. James Avenue Suite 2000 Boston, MA 02116.
(4)	The address for all officers and directors is 500 Park Avenue, 5th Floor, New York, NY 10022.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of May 6, 2010.

Name of Director	Dollar Range of Equity Securities in Solar Capital(1)(2)
Interested Directors
Michael S. Gross	Over $100,000
Bruce Spohler	Over $100,000

Independent Directors
Steven Hochberg	Over $100,000
David S. Wachter	Over $100,000
Leonard A. Potter	Over $100,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $23.04 on May 5, 2010 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. We intend to seek an order from the SEC to permit us to co-invest with certain of the Magnetar entities under certain circumstances. There can be no assurance when, or if, such an order may be obtained.

We are periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk factors —Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;

iii. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Solar Capital Partners have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Guy Talarico currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, beginning with our 2010 fiscal year our management will be required to prepare an annual report regarding its assessment of our internal control over financial reporting and, beginning with our 2011 fiscal year, obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines will be reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our investment adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of the clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Solar Capital Partners at 500 Park Avenue, 5th Floor, New York, New York 10022.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our total assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with future offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is an individual, corporation, trust or estate and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, and on which we paid no federal income tax, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or currencies, or other income derived with respect to our business of investing in such stock, securities or currencies and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the stockholders and us. Dividends distributed by us will generally not be attributable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. stockholders on long-term capital gains, the amount of tax that non-corporate U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock. For this purpose, certain special rules, including rules relating to periods when your risk of loss with respect to your common stock has been diminished, generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding may apply to distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In that case, the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders and we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. In addition, for taxable years beginning prior to January 1, 2010, U.S. source withholding taxes were not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Although the exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010, both Chambers of the U.S. Congress have passed versions of a bill that would extend this exemption to tax years beginning before January 1, 2011. No assurance can be given, however, as to whether this exemption will be extended for tax years beginning on or after January 1, 2010 or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders as dividends and, if made in a taxable year beginning on or before December 31, 2010 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of non-corporate stockholders (and thus, eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Solar Capital Ltd. consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “SLRC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 6, 2010:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	200,000,000	—	33,030,641

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Debt

Senior Unsecured Notes

The Senior Unsecured Notes consist of $125 million in senior unsecured notes, which bear interest at a rate of 8.75% per annum, payable quarterly in cash, and will mature in February 2014. The Senior Unsecured Notes are redeemable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, Solar Capital Ltd. must use the net cash proceeds from the issuance of any other senior unsecured notes either to redeem or make an offer to purchase the outstanding Senior Unsecured Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. The Senior Unsecured Notes subject Solar Capital Ltd. to customary covenants, including, among other things, (i) a requirement to maintain an “asset coverage ratio” of 2.00 to 1.00; (ii) a requirement that in the event of a “change of control” (as defined in the agreement governing the Senior Unsecured Notes) Solar Capital Ltd. will be required to offer to repurchase the Senior Unsecured Notes at a price of 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Senior Unsecured Notes on substantially identical terms. The agreement under which the Senior Unsecured Notes were issued contains customary events of default.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2010, 2011 and 2012, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2010, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Approximately 26.65 million shares of our common stock were issued to the LLC Holders in connection with the Solar Capital Merger. All of these shares of our common stock, as well as the 600,000 shares issued in the Concurrent Private Placement, are “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In addition, each of the LLC Holders, other than Magnetar Capital Fund, LP and Solar Offshore Limited, has agreed that for a period of 120 days from the date of our initial public offering, they will not, without the prior written consent of Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., dispose of or hedge any shares of our common stock or securities convertible or exchangeable for shares of our common stock. Each of our officers and directors, including Messrs. Gross and Spohler, has agreed to similar lock-up restrictions for a period of 180 days from the date of our initial public offering. In connection with the issuance of the Senior Unsecured Notes, Magnetar Capital Fund, LP and Solar Offshore Limited, which elected to receive such Senior Unsecured Notes, were required to agree to similar lock-up restrictions for a period of 180 days from the date of our initial public offering with respect to 50% of shares of common stock they held immediately prior to completion of our initial public offering and for a period of 365 days from the date of our initial public offering with respect to the remaining 50% of shares of common stock they held immediately prior to our initial public offering. Messrs. Gross and Spohler, through Solar Capital Investors, LLC (an entity controlled by Mr. Gross), also agreed to extend their lock-up period until 365 days from the date of our initial public offering with respect to 50% of the shares of common stock they held immediately prior to completion of our initial public offering.

This registration statement has been filed to register the resale of the shares of common stock held by the LLC Holders. We have committed to use our commercially reasonable efforts to obtain effectiveness of this registration statement within 120 days from the date of our initial public offering. Assuming effectiveness of this registration statement, the LLC Holders will generally be able to resell their shares of common stock without restriction upon expiration of their 120 day lock-up period, unless they elected to receive Senior Unsecured Notes in the Solar Capital Merger. We granted substantially similar registration rights with respect to the 600,000 shares that were in the Concurrent Private Placement.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

SELLING STOCKHOLDERS

Approximately 26.65 million of the shares of common stock being offering by the selling stockholders were issued to the selling stockholders in exchange for the units of Solar Capital LLC held by such selling stockholders in connection with the merger of Solar Capital LLC with and into Solar Capital Ltd. The units were issued to the selling stockholders at a price of $15.00 per unit in the initial private placement. We are registering such shares of common stock pursuant to a registration rights agreement we entered into in connection with the initial private placement in order to permit the selling stockholders to offer the shares for resale from time to time. We are also registering the 600,000 shares issued in the Concurrent Private Placement pursuant to similar registration rights that were granted to the purchasers and any shares issued to these holders under our dividend reinvestment plan.

The following table sets forth, as of [                    ], 2010:

•	The name of each selling stockholder;

•	The number of shares of common stock and the percentage of the total shares of common stock outstanding that each selling stockholder beneficially owned;

•

The number of shares of common stock beneficially owned by each selling stockholder that may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

•

The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by each selling stockholder following this offering, assuming the sale pursuant to this offering of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares That May Be Offered.” The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the selling stockholders.

These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.

	Shares Beneficially Owned Prior to Offering(1)		Number of Shares That May Be Offered	Shares Beneficially Owned After Offering(1)(2)
Name	Number	Percent		Number	Percent

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of persons listed as selling stockholders.
(2)	Applicable percentage of ownership is based on 33,030,641 shares of our common stock outstanding on [ ], 2010.

PLAN OF DISTRIBUTION

We are registering shares of our common stock to permit the resale of these shares by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	via an exchange distribution in accordance with the rules of the applicable exchange;

•	through privately negotiated transactions;

•	through short sales;

•	in sales pursuant to Rule 144;

•	through broker-dealers who may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	via a combination of any such methods of sale; or

•	in any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In compliance with such requirements, the underwriting discounts and commissions in connection with the sale of securities will not exceed 8% of gross proceeds of this offering.

The selling stockholders may pledge or grant a security interest in some or all of the common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment or supplement to this prospectus under Rule 497 or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon Corporation. The address of the custodian is One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Solar Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Solar Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Solar Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC, and Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, our independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, has audited our financial statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007, as set forth in their reports. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited interim financial information for the periods ended March 31, 2010 and 2009, included herein, the independent registered public accounting firm has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2010, and included herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 (the “1933 Act”) for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the 1933 Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670, or on our website at http://www.solarcapltd.com.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2009 and 2008	F-3
Consolidated Statements of Operations for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007	F-4
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007	F-6
Consolidated Schedules of Investments as of December 31, 2009 and 2008	F-7
Notes to Consolidated Financial Statements	F-14
Schedules of Investments in and Advances to Affiliates (unaudited)	F-28
Report of Independent Registered Public Accounting Firm	F-30
Consolidated Statements of Assets and Liabilities as of March 31, 2010 and December 31, 2009	F-31
Consolidated Statements of Operations for the three months ended March 31, 2010 and March 31, 2009	F-32
Consolidated Statements of Changes in Net Assets for the three months ended March 31, 2010 and the year ended December 31, 2009	F-33
Consolidated Statements of Cash Flows for the three months ended March 31, 2010 and March 31, 2009	F-34
Consolidated Schedule of Investments as of March 31, 2010	F-35
Consolidated Schedule of Investments as of December 31, 2009	F-38
Notes to Consolidated Financial Statements	F-41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Solar Capital LLC:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Solar Capital LLC as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows for each of the years in the two year period ended December 31, 2009 and the period March 13, 2007 (inception) through December 31, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Solar Capital LLC as of December 31, 2009 and 2008, and the results of its operations, the changes in its net assets and cash flows for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

March 1, 2010

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except units)

	December 31, 2009	December 31, 2008
Assets
Investments at value:
Companies more than 25% owned (cost: $10,000 and $10,030, respectively)	$9,000	$12,930
Companies 5% to 25% owned (cost: $85,102 and $84,931, respectively)	93,423	89,429
Companies less than 5% owned (cost: $968,886 and $1,161,773, respectively)	760,717	665,856

Total investments (cost: $1,063,988 and $1,256,734, respectively)	863,140	768,215
Cash and cash equivalents	5,675	65,841
Interest and dividends receivable	7,547	10,741
Fee revenue receivable	5,824	4,995
Deferred offering costs	1,478	706
Deferred credit facility costs	914	1,463
Derivative assets	294	4,218
Foreign tax receivable	—	101
Withholding tax receivable	—	16,505
Prepaid expenses and other receivables	549	241

Total Assets	885,421	873,026

Liabilities
Credit facility payable	88,114	—
Distributions payable	75,136	—
Due to Solar Capital Partners LLC:
Investment advisory and management fee payable	8,663	5,294
Performance-based incentive fee payable	8,517	5,505
Deferred fee revenue	3,532	3,992
Due to Solar Capital Management LLC	912	1,085
Income taxes payable	535	1,735
Interest payable	153	—
Derivative liabilities	25	1,366
Other accrued expenses and payables	1,931	1,376

Total Liabilities	187,518	20,353

Net Assets	$697,903	$852,673

Number of units outstanding	81,702,847	81,702,847
Net Asset Value Per Unit	$8.54	$10.44

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except units)

	Year ended December 31, 2009	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
INVESTMENT INCOME:
Interest and dividends:
Companies more than 25% owned	$—	$2,652	$295
Companies 5% to 25% owned	9,190	7,175	1,471
Other interest and dividend income	100,480	124,132	76,689

Total interest and dividends	109,670	133,959	78,455

Total investment income	109,670	133,959	78,455

EXPENSES:
Performance-based incentive fee	16,815	9,008	—
Investment advisory and management fees	16,738	24,297	19,719
Interest and other credit facility expenses	2,636	3,343	—
Administrative service fee	2,020	3,430	1,474
Other general and administrative expenses	3,971	4,853	3,579

Total operating expenses	42,180	44,931	24,772

Net investment income before income tax expense	67,490	89,028	53,683

Income tax expense	228	1,629	689

Net investment income	67,262	87,399	52,994

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CONTRACTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments:
Companies more than 25% owned	(30)	—	—
Companies 5% to 25% owned	—	—	15
Companies less than 5% owned	(253,364)	(16,878)	(3,572)

Net realized loss on investments	(253,394)	(16,878)	(3,557)
Forward contracts	(12,608)	13,086	(7,125)
Foreign currency exchange	1,104	2,915	12

Net realized loss before income taxes	(264,898)	(877)	(10,670)

Income tax expense (benefit) on realized gain (loss)	—	60	(181)

Net realized loss	(264,898)	(937)	(10,489)

Net change in unrealized gain (loss):
Investments:
Companies more than 25% owned	(3,900)	(300)	3,201
Companies 5% to 25% owned	3,823	2,117	2,380
Companies less than 5% owned	287,748	(498,157)	2,240

Net unrealized gain (loss) on investments	287,671	(496,340)	7,821
Forward contracts	(2,583)	4,087	(1,235)
Foreign currency exchange	(516)	(37)	9

Net change in unrealized gain (loss)	284,572	(492,290)	6,595

Net realized and unrealized gain (loss) on investments, forward contracts and foreign currencies	19,674	(493,227)	(3,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$86,936	$(405,828)	$49,100

Earnings (loss) per unit (see note 9)	$1.06	$(4.96)	$0.60

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands except units)

	Year ended December 31, 2009	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Increase (Decrease) in net assets resulting from operations:
Net investment income	$67,262	$87,399	$52,994
Net realized loss	(264,898)	(937)	(10,489)
Net change in unrealized gain (loss)	284,572	(492,290)	6,595

Net increase (decrease) in net assets resulting from operations	86,936	(405,828)	49,100

Distributions to unit holders declared	(241,706)	—	—

Capital unit transactions:
Net proceeds from unit sold	—	—	1,209,401

Net increase in net assets resulting from capital unit transactions	—	—	1,209,401

Net increase (decrease) in net assets	(154,770)	(405,828)	1,258,501
Net assets at beginning of year (period)	852,673	1,258,501	—

Net assets at end of year (period)	$697,903	$852,673	$1,258,501

See notes to consolidated financial statements

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands except units)

	Year ended December 31, 2009	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Cash Flows from Operating Activities:
Net increase (decrease) in net assets from operations	$86,936	$(405,828)	$49,100
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Net realized loss from investments	253,394	16,878	3,557
Net realized (gain) loss from foreign currency exchange	(1,104)	(2,915)	—
Net change in unrealized (gain) loss on investments	(287,671)	496,340	(7,821)
Net change in forward contracts	2,583	(4,087)	1,235

(Increase) decrease in operating assets:
Purchase of investment securities	(214,109)	(231,137)	(960,767)
Proceeds from disposition of investment securities	153,461	128,440	150,750
Interest and dividends receivable	3,194	1,579	(12,320)
Fee revenue receivable	(829)	(2,128)	(2,867)
Deferred offering costs	(772)	(706)	—
Deferred credit facility costs	549	(1,463)	—
Foreign tax receivable	101	4	(105)
Withholding tax receivable	16,505	(16,505)	—
Prepaid expenses and other receivables	(308)	(239)	(2)
Receivable for investments sold	—	31,985	(31,985)

Increase (decrease) in operating liabilities:
Investment advisory and management fee payable	3,369	(953)	6,247
Performance-based incentive fee payable	3,012	5,505	—
Deferred fee revenue	(460)	1,306	2,686
Due to Solar Capital Management LLC	(173)	518	567
Income taxes payable	(1,200)	1,227	508
Interest payable	153	—	—
Other accrued expenses and payables	555	413	963
Payable for investments purchased	—	(125,000)	125,000

Net Cash Provided by (Used in) Operating Activities	17,186	(106,766)	(675,254)

Cash Flows from Financing Activities:
Net proceeds from units sold	—	—	844,946
Distributions to unit holders paid in cash	(166,570)	—	—
Proceeds from borrowings on credit facility	383,034	61,320	—
Repayments of borrowings on credit facility	(293,816)	(58,405)	—

Net Cash Provided by (Used in) Financing Activities	(77,352)	2,915	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(60,166)	(103,851)	169,692
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR (PERIOD)	65,841	169,692	—

CASH AND CASH EQUIVALENTS AT END OF YEAR (PERIOD)	$5,675	$65,841	$169,692

Non-cash financing activity:
Investments exchanged for capital units	$—	$—	$364,455

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,410	$530	$—
Cash paid for income taxes	$1,428	$1,015	$—

Non-cash financing activity:
Distributions payable	$75,136	$—	$—

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

(in thousands, except units)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans—18.8%
Affinity 1st Lien	Printing, Publishing, Broadcasting	12.75	3/31/2010	$18,771	$18,372	$18,489
Asurion Corporation	Insurance	6.73	7/3/2015	55,000	54,939	51,700
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	10.02	1/31/2015	26,000	25,350	20,800
Emdeon Business Services LLC	Healthcare, Education, and Childcare	5.29	5/16/2014	15,000	15,112	14,400
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/11/2013	25,182	24,740	26,152
Ram Energy Resources, Inc.	Oil & Gas	12.75	11/29/2012	12,827	12,769	12,058
Wyle Laboratories	Aerospace & Defense	15.00	1/17/2015	20,000	19,614	19,900

Total Bank Debt/Senior Secured Loans				$172,780	$170,896	$163,499

Subordinated Debt/Corporate Notes—74.4%
Allied Capital	Finance	6.00	4/1/2012	15,393	9,362	14,392
Allied Capital	Finance	6.63	7/15/2011	14,500	8,880	13,920
Adams Outdoor Advertising	Diversified / Conglomerate Service	13.50	6/20/2011	40,000	39,445	35,360
Adams Outdoor Advertising	Diversified / Conglomerate Service	10.88	6/20/2011	18,237	18,345	15,538
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	5.25	6/13/2012	24,383	24,106	20,433
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,220	43,000
Casema B.V.(3)	Telecommunications	9.73	9/13/2016	7,860	7,542	7,565
Casema B.V.(3)	Telecommunications	9.69	9/13/2016	8,478	8,135	8,109
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	16.00	5/30/2013	36,593	36,092	31,104
DS Waters	Beverage, Food, and Tobacco	14.00	4/24/2012	99,565	98,664	95,085
Earthbound	Beverage, Food, and Tobacco	15.25	7/20/2016	40,000	38,875	39,800
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,145	38,754
FreedomRoads	Automotive	16.00	6/20/2011	27,500	27,076	25,603
Global Garden Products(3)(6)(12)	Farming & Agriculture	12.72	10/31/2016	19,674	20,136	—
Grakon, LLC(13)	Machinery	12.00	6/19/2013	20,403	19,306	5,101
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.99	11/3/2016	5,230	4,908	4,942
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.52	11/3/2016	12,200	14,701	11,527
Jonathan Engineering Solutions Corp.(12)	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	4,219	4,045	—
Jonathan Engineering Solutions Corp.(12)	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,641	10,614	—
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/28/2015	31,173	30,797	27,276
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	19,064	18,327	13,345
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/11/2013	30,539	30,229	31,303
Pacific Crane Maintenance Company, L.P.(12)	Machinery	13.00	2/15/2014	9,045	8,920	—
ProSieben Sat.1 Media AG(3)(8)(13)	Broadcasting & Entertainment	8.15	3/6/2017	21,437	19,804	5,505
Rug Doctor L.P.	Personal, Food and Misc. Services	14.94	10/31/2014	48,253	45,920	45,841
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	11.18	12/29/2013	18,086	16,328	16,278
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/29/2013	6,857	5,283	6,068
Tri-Star Electronics International, Inc.	Aerospace & Defense	15.25	8/2/2013	22,546	22,420	16,008
Wastequip, Inc.(13)	Containers, Packaging and Glass	12.00	2/5/2015	15,745	14,953	3,149
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	10.62	9/14/2016	13,627	16,335	9,879
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	9.83	5/7/2017	29,211	34,948	20,447
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	39,000	38,302	36,660

Total Subordinated Debt/Corporate Notes				$795,459	$778,163	$641,992

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

(in thousands, except units)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Preferred Equity—0.1%
Wyle Laboratories	Aerospace & Defense	8.00	7/17/2015	$39	$39	$40

Total Preferred Equity				$39	$39	$40

Common Equity/Partnership Interests/Warrants—6.7%
Ark Real Estate Partners LP(9)(11)	Real Estate			28,006,121	28,006	19,675
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	1,040
Grakon, LLC	Machinery			1,714,286	1,714	—
Great American Group Inc.(14)	Business Services			572,800	2,681	1,874
Great American Group Inc.(15)	Business Services			187,500	3	614
Great American Group Inc.(16)	Business Services			125,000	—	—
National Interest Security Corporation(11)	Aerospace & Defense			2,265,023	2,125	16,293
National Specialty Alloys, LLC(10)	Mining, Steel and Nonprecious Metals			1,000,000	10,000	9,000
Nuveen Investments, Inc.	Finance			3,000,000	30,000	6,000
NXP Semiconductors Netherlands B.V.(3)	Electronics			944,628	31,060	1,697
Pacific Crane Maintenance Company, L.P.	Machinery			10,000	1,000	—
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,285,714	3,301	1,416

Total Common Equity/Partnerships Interests/Warrants					$114,890	$57,609

Total Investments					$1,063,988	$863,140

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2009.
(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital LLC has an unfunded commitment of $16,745.
(10)	Denotes a Control Investment. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	Investment is on non-accrual status.
(13)	Investments are current on all obligations with interest payments being applied to principal.
(14)	Common Shares
(15)	Founders Shares
(16)	Contingent Founders Shares

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2009
Beverage, Food, and Tobacco	21%
Aerospace & Defense	17%
Diversified / Conglomerate Service	6%
Insurance	6%
Personal, Food and Misc. Services	5%
Healthcare, Education, and Childcare	5%
Leisure, Motion Pictures, Entertainment	4%
Cargo Transport	4%
Diversified / Conglomerate Manufacturing	4%
Finance	4%
Home and Office Furnishing, Consumer Products	4%
Broadcasting & Entertainment	3%
Automotive	3%
Real Estate	2%
Telecommunications	2%
Hotels, Motels, Inns & Gaming	2%
Printing, Publishing, Broadcasting	2%
Oil & Gas	1%
Mining, Steel, Iron, and Nonprecious Metals	1%
Machinery	1%
Containers, packaging and glass	1%
Business Services	1%
Electronics	1%

100%

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

(in thousands, except units)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans—19.1%
Advanstar Communications Inc.	Diversified Services	8.76	12/1/2015	$15,000	$15,000	$4,500
Asurion Corporation	Insurance	8.01	7/3/2015	55,000	54,928	33,756
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	9.88	1/31/2015	26,000	25,775	17,420
Emdeon Business Services LLC	Healthcare, Education, and Childcare	8.76	5/19/2014	15,000	15,138	9,900
Greatwide Logistics Services, Inc.(13)	Logistics Distribution	10.75	6/19/2014	26,000	25,870	—
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/7/2013	25,182	24,588	24,679
Nuveen Investments, Inc.	Finance	4.44	11/14/2014	14,888	14,848	5,881
Questex Media Group	Diversified Services	8.71	11/4/2014	10,000	10,000	6,000
Ram Energy Resources, Inc.	Oil & Gas	9.38	11/15/2011	14,173	14,173	10,630
Texas Competitive Electric Holdings Company LLC	Utilities	5.37	10/10/2014	13,805	13,928	9,606
Univar Inc.	Chemicals, Plastics, & Rubber	6.76	10/15/2014	21,780	21,462	13,285
Wyle Laboratories	Aerospace & Defense	11.26	1/17/2015	15,000	14,763	11,250

Total Bank Debt/Senior Secured Loans				$251,828	$250,473	$146,907

Subordinated Debt/Corporate Notes—69.3%
Adams Outdoor Advertising	Broadcasting & Entertainment	13.50	8/14/2011	$40,000	$39,145	$34,800
Advanstar Communications Inc.	Diversified Services	10.76	12/1/2015	21,492	21,492	2,149
Affinity Group, Inc.	Printing, Publishing, Broadcasting	10.88	10/15/2012	18,979	19,117	8,540
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	7.00	6/13/2012	22,941	22,589	11,370
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,592	36,550
Casema B.V.(3)	Telecommunications	12.31	11/17/2016	7,264	7,187	5,988
Casema B.V.(3)	Telecommunications	12.64	11/17/2016	7,837	7,760	6,415
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	14.50	5/30/2013	35,424	34,880	26,568
DS Waters	Beverage, Food, and Tobacco	13.00	4/15/2012	87,082	85,928	77,503
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,170	37,625
FreedomRoads	Automotive	12.00	5/30/2013	27,500	27,079	23,650
Global Garden Products(3)(6)	Farming & Agriculture	15.28	10/31/2016	32,913	34,187	18,760
Grakon, LLC	Cargo Transport	12.00	6/19/2013	20,100	19,803	12,362
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	11.04	12/8/2016	4,871	4,702	2,953
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	11.27	12/8/2016	10,486	14,223	6,357
Jonathan Engineering Solutions Corp.	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	3,888	3,713	2,722
Jonathan Engineering Solutions Corp.	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,480	10,448	7,336
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/31/2015	30,395	29,962	24,316
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	20,500	19,487	17,425
National Interest Security Corporation(11)	Aerospace & Defense	15.00	1/20/2013	30,539	30,072	27,180
Pacific Crane Maintenance Company, L.P.	Machinery	13.00	2/15/2014	9,000	8,862	6,300
ProSieben Sat.1 Media AG(3)(8)	Broadcasting & Entertainment	12.37	3/6/2017	20,420	20,517	819
Questex Media Group	Diversified Services	14.50	11/4/2014	36,798	36,296	23,919
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	10.49	12/12/2013	14,118	15,599	10,518
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/12/2013	4,779	5,283	3,685
Tri-Star Electronics International, Inc.	Aerospace & Defense	13.25	8/2/2013	22,500	22,500	18,450
Valley National Gases LLC	Industrial Gas Distribution	13.50	2/28/2015	27,000	26,612	22,950
Wastequip, Inc.	Containers	12.00	2/5/2015	15,431	15,431	3,858
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	14.38	9/14/2016	10,835	14,898	6,230
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	13.52	5/7/2017	23,234	31,771	13,011
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	35,000	35,811	31,640

Total Subordinated Debt/Corporate Notes				$737,806	$751,116	$531,949

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

(in thousands, except units)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Preferred Equity—0.8%
The Reader’s Digest Association, Inc.(13)	Printing, Publishing, Broadcasting	13.50	3/2/2019	$61,450	$61,101	$6,145

Total Preferred Equity				$61,450	$61,101	$6,145

Common Equity/Partnership Interests/Warrants—9.9%
Advanstar Communications Inc.	Media			3,400,000	3,400	68
Ark Real Estate Partners LP (9)(11)	Real Estate			28,006,121	28,006	24,619
Alternative Asset Management Acquisition Corp.	Finance			712,000	712	50
Alternative Asset Management Acquisition Corp.	Finance			286,400	2,681	2,646
Alternative Asset Management Acquisition Corp.	Finance			1,293,750	3	3
505 Capital Partners GP (CIT JV)(10)	Finance			30,000	30	30
505 Capital Partners LP (CIT JV)(10)(14)	Finance			—	—	—
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	2,500
Grakon, LLC	Cargo Transport			1,714,286	1,714	343
Dufry	Retail Stores			39,056	2,842	1,013
National Interest Security Corporation(11)	Aerospace & Defense			2,265,023	2,265	12,951
National Specialty Alloys, LLC(10)	Industrial			1,000,000	10,000	12,900
Nuveen Investments, Inc.	Finance			3,000,000	30,000	4,500
NXP Semiconductors Netherlands B.V.(3)	Technology			944,628	31,057	4,936
Pacific Crane Maintenance Company, L.P.	Machinery			10,000	1,000	359
The Reader’s Digest Association, Inc	Printing, Publishing, Broadcasting			16,606,060	16,606	—
Seven Media Group Pty Limited (3)	Broadcasting & Entertainment			4,285,714	3,301	1,494
Sandridge Energy, Inc. (12)	Oil & Gas			740,556	13,891	4,554
Station Casino, Inc.	Hotels, Motels, Inns & Gaming			40,000,000	40,486	2,000
Wyle Laboratories	Aerospace & Defense			123,140	1,050	1,050

Total Common Equity/Partnerships Interests/Warrants					$194,044	$76,016

Put/Call Options Purchased or Written—0.9%
Sandridge Energy, Inc.(12)	Oil & Gas			(285,000)	$—	$(3)

Sandridge Energy, Inc.(12)	Oil & Gas			285,000	—	7,201

Total Put/Call Options Purchased or Written					$—	$7,198

Total Investments					$1,256,734	$768,215

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2008.

(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital LLC is committed to fund capital of $48,845 of which $28,006 has already been funded.
(10)	Denotes a Control Investment. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	In the third quarter of 2008 Solar Capital LLC entered into a costless collar transaction creating a partial economic hedge of the Sandridge Energy, Inc. equity investment.
(13)	Investment is on non-accrual status.
(14)	Investment had capital returned and has an unfunded commitment of $75 million at December 31, 2008.

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2008
Beverage, Food, and Tobacco	14%
Aerospace & Defense	12%
Printing, Publishing, Broadcasting	6%
Oil & Gas	6%
Diversified/Conglomerate Manufacturing	5%
Cargo Transport	5%
Diversified/Conglomerate Service	5%
Business Services	5%
Insurance	4%
Broadcasting & Entertainment	4%
Healthcare, Education, and Childcare	4%
Home and Office Furnishing, Consumer Products	4%
Real Estate	3%
Automotive	3%
Hotels, Motels, Inns & Gaming	3%
Machinery	3%
Farming & Agriculture	2%
Leisure, Motion Pictures, Entertainment	2%
Electronics	2%
Chemicals, Plastics and Rubber	2%
Finance	2%
Mining, Steel, Iron, and Nonprecious Metals	2%
Utilities	1%
Containers, packaging and glass	1%

100%

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

Solar Capital LLC (“Solar Capital”, the “Company”, or “We”), a Maryland limited liability company organized on February 12, 2007, is a closed-end, management investment company. We commenced operations on March 13, 2007 with initial capital of $1.2 billion of which 47.04% was funded by affiliated parties.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Note 2. Significant Accounting Policies

Basis of Presentation—The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and include the accounts of the Company and its wholly-owned subsidiary, Solar Capital Luxembourg I S.a.r.l., which was incorporated under the laws of the Grand Duchy of Luxembourg on April 26, 2007. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Certain prior period amounts have been reclassified to conform to current year presentation.

Accounting Standards Codification—The FASB established the Accounting Standards CodificationTM (“ASC”) on July 2, 2009 as the single source of authoritative GAAP to be applied by nongovernmental entities. The ASC supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered, non-SEC accounting literature not included in the ASC is no longer authoritative.

Following the ASC, the FASB no longer issues new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it issues Accounting Standards Updates, which serve to update the ASC, provide background information about the guidance and provide the basis for conclusions on the changes to the ASC. GAAP was not changed as a result of the FASB’s codification project, but the codification project changes the way guidance is organized and presented. As a result, these changes have a significant impact on how we reference GAAP in our financial statements for interim and annual periods.

Investments—The Company applies fair value accounting in accordance with GAAP. Security transactions are accounted for on trade date. Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Company’s investment adviser (the “Adviser”) or Board of Directors (the “Board”), does not represent fair value, shall each be valued as follows:

1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

2)	Preliminary valuation conclusions are then documented and discussed with senior management;

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

3)	Third-party valuation firms are engaged by, or on behalf of, the Board to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material assets; and

4)	The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of our investment adviser (note 4) and, where appropriate, the respective independent valuation firms.

Valuation methods, among other measures and as applicable, may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Cash and Cash Equivalents—Cash and cash equivalents include investments in money market accounts or investments with original maturities of three months or less.

Revenue Recognition—The Company’s revenue recognition policies are as follows:

Sales: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as part of interest income. The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest is accrued at the contractual rates and added to the loan principal on the reset dates.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Income Taxes—The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

The major tax jurisdiction of the Company and the earliest tax year subject to examination is as follows: United States 2007.

Foreign Currency Translation—The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Derivative Instruments and Hedging Activity—In accordance with GAAP, the Company recognizes derivatives as either assets or liabilities at their fair value on its Consolidated Statements of Assets and Liabilities. At this time, the Company does not document formal hedge relationships because the hedged items are recorded at fair value with realized and unrealized gains and losses recognized in current earnings. Realized and unrealized gains and losses from derivatives are also recorded in current earnings. Realized gains or losses from derivatives are recognized when contracts are settled. The Company primarily uses foreign exchange forward contracts in order to economically hedge its foreign currency risk. Foreign exchange forward contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market exchange rate. The fair values of foreign exchange forward contracts are recognized in either derivative assets or derivative liabilities in the Company’s Consolidated Statements of Assets and Liabilities. The Company may also borrow in foreign currencies on its multicurrency credit lines to reduce foreign currency exposure. The changes in market values of assets and liabilities denominated in the same foreign currency offset in earnings providing a “natural” foreign currency hedge.

Deferred Offering Costs—Offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of the initial public offering.

Use of Estimates in the Preparation of Financial Statements—The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Subsequent Events Evaluation—The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 1, 2010, the date the financial statements were issued. This evaluation resulted in subsequent events that necessitated disclosures but not adjustments (see Note14).

Note 3. Investments

Investments consisted of the following as of December 31, 2009 and 2008:

	December 31, 2009		December 31, 2008
	Cost	Fair Value	Cost	Fair Value
Bank Debt/Senior Secured Loans	$170,896	$163,499	$250,473	$146,907
Subordinated Debt/Corporate Notes	778,163	641,992	751,116	531,949
Preferred Equity	39	40	61,101	6,145
Common Equity/Partnership Interests/Warrants	114,890	57,609	194,044	76,016
Put/Call Options Purchased or Written	—	—	—	7,198

Total	$1,063,988	$863,140	$1,256,734	$768,215

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

Note 4. Agreements

Solar Capital has an Investment Advisory and Management Agreement with Solar Capital Partners LLC (the “Investment Adviser”), under which the Investment Adviser will manage the day-to-day operations of, and provide investment advisory services to, Solar Capital. For providing these services, the Investment Adviser receives a fee from Solar Capital, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Solar Capital’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Solar Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Solar Capital’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Solar Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Solar Capital pays the Investment Adviser an incentive fee with respect to Solar Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Solar Capital’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Solar Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Solar Capital’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any unit issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on February 12, 2007, and will equal 20% of Solar Capital’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the advisor.

Solar Capital has also entered into an Administration Agreement with Solar Capital Management, LLC (the “Administrator”) under which the Administrator provides administrative services for Solar Capital. For providing these services, facilities and personnel, Solar Capital reimburses the Administrator for Solar Capital’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The Administrator will also provide, on Solar Capital’s behalf, managerial assistance to those portfolio companies to which Solar Capital is required to provide such assistance.

Note 5. Derivatives

The Company is exposed to foreign exchange risk through its investments denominated in foreign currencies. The Company mitigates this risk through the use of foreign currency forward contracts. As an investment company, all changes in the fair value of assets, including changes caused by foreign currency fluctuation, flow through current earnings. The forward contracts serve as an economic hedge with their realized and unrealized gains and losses also recorded in current earnings. The Company has no derivatives designated as

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

hedging instruments. During the year ended December 31, 2009 we entered into 81 foreign currency forward contracts with durations of 1 to 3 months and the average U.S. dollar value of foreign currency forward contracts was $29,757.

As of December 31, 2009, there were nine open forward foreign currency contracts denominated in Euro, Australian Dollar and British Pounds, six of which terminate on January 15, 2010 and three of which terminate on February 16, 2010. As of December 31, 2008, there were four open foreign currency contracts denominated in Euro, Australian Dollar, and British Pounds, all of which terminated on January 15, 2009. At December 31, 2009, there was no fixed collateral held by SunTrust Bank for the open contracts and no credit-related contingent features associated with any of the open forward contracts. As of December 31, 2008, there were no collateral requirements or credit-related contingent features associated with any of the open forward contracts. The contract details are as follows:

		December 31, 2009			December 31, 2008
Purchase:	Counterparty	Local Currency	USD Value	Unrealized appreciation (depreciation)	Local Currency	USD Value	Unrealized appreciation (depreciation)
USD/AUD	SunTrust Bank	(734)	$658	$1	—	$—	$—
USD/AUD	SunTrust Bank	734	669	10	—	—	—
USD/AUD	SunTrust Bank	734	655	(1)	—	—	—
USD/EURO	SunTrust Bank	(317)	461	(7)	—	—	—
USD/EURO	SunTrust Bank	317	463	10	—	—	—
USD/EURO	SunTrust Bank	6,317	9,185	135	—	—	—
USD/GBP	SunTrust Bank	(825)	1,351	(17)	—	—	—
USD/GBP	SunTrust Bank	825	1,342	8	—	—	—
USD/GBP	SunTrust Bank	6,825	11,165	130	—	—	—
USD/EURO	Citibank N.A., NY	—	—	—	22,765	33,335	1,668
USD/EURO	Citibank N.A., NY	—	—	—	25,000	33,410	(1,366)
USD/GBP	Citibank N.A., NY	—	—	—	31,830	48,957	2,470
USD/AUD	Citibank N.A., NY	—	—	—	30,507	20,995	80

Total			$25,949	$269		$136,697	$2,852

The following tables show the fair value and effect of the derivative instruments on the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations:

	December 31, 2009		December 31, 2008
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments(a)
Foreign exchange contracts	Derivative assets	$294	Derivative assets	$4,218
Call Options	Investments	—	Investments	7,201

Total derivatives not designated as hedging instruments(a)		$294		$11,419

Total derivatives		$294		$11,419

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

	Derivative Liabilities
	December 31, 2009		December 31, 2008
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments(a)
Foreign exchange contracts	Derivative liabilities	$25	Derivative liabilities	$1,366
Put Options	Investments	—	Investments	3

Total derivatives not designated as hedging instruments(a)		$25		$1,369

Total derivatives		$25		$1,369

Effect of Derivative Instruments on the Consolidated Statements of Operations
Derivatives not designated as hedging instruments(a)	Location of Gain or (Loss) Recognized in Income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
		Year ended December 31, 2009	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Foreign exchange contracts	Realized gain (loss): Forward contracts	$(12,608)	$13,086	$(7,125)
Foreign exchange contracts	Unrealized gain (loss): Forward contracts	(2,583)	4,087	(1,235)
Put Options	Realized gain (loss): Investments	7,359	—	—
Put Options	Unrealized gain (loss): Investments	(7,201)	—	—
Call Options	Realized gain (loss): Investments	(9)	—	—
Call Options	Unrealized gain (loss): Investments	3	(3)	—

Total		$(15,039)	$17,170	$(8,360)

(a)	See Note 2 for additional information on the Company’s purpose for entering into derivatives not designated as hedging instruments and its overall risk management strategy.

Note 6. Borrowing Facilities

On January 11, 2008, Solar Capital LLC entered into a $200 million Senior Secured Revolving Credit Facility (the “Credit Facility”) with Citigroup Global Markets, Inc., (“CGMI”) various lenders and Citibank, N.A., as administrative agent for the lenders. CGMI acted as the sole lead bookrunner and the sole lead arranger for the Credit Facility. Under the terms of the Credit Facility, the lenders agreed to extend credit to Solar Capital (the “Borrower”) in an aggregate principal or face amount not exceeding $200 million at any one time outstanding. The Credit Facility also allows the Borrower and the lenders to provide for a commitment increase to an amount not greater than $600 million. The Credit Facility is a three-year multi-currency revolving facility (with a stated maturity date of January 11, 2011) and is secured by substantially all of the assets of Solar Capital’s investment portfolio. Interest rate options include Base Rate (“BR”) loans, indexed to currency specific London Interbank Offered Rates (LIBOR), and Alternate Base Rate (“ABR”) loans, indexed to the Prime or Fed

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

Funds rates, under two different borrowing options. Under Option I terms, borrowings bear interest at a rate per annum equal to the BR plus 1.375% and ABR plus 0.00% and under Option II terms at BR plus 2.00% and ABR plus 0.00%. However, Option II terms expired in January 2009. The facility allows for Swingline, or short notice, loans, which when denominated in foreign currencies bear interest at a rate per annum agreed between the Borrower and lender at the time the loans are made. The Credit Facility contains affirmative and negative covenants, including: (a) periodic financial reporting requirements; (b) notices of material events; (c) the Borrower will not, nor will it permit any of its subsidiaries to, create, incur, assume or permit to exist any indebtedness, except (i) indebtedness created under the Credit Facility; (ii) secured longer-term indebtedness and unsecured longer-term indebtedness in an aggregate amount required to comply with the provisions of the Credit Facility; (iii) other permitted indebtedness, (iv) indebtedness of financing subsidiaries, (v) repurchase obligations arising in the normal course of business with respect to U.S. Government Securities, (vi) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business, (vii) secured shorter-term indebtedness and unsecured shorter-term indebtedness in an aggregate amount not exceeding 5% of Shareholders’ Equity and (viii) obligations (including guarantees) in respect of standard securitization undertakings; (d) maintaining minimum shareholders’ equity at the last day of any fiscal quarter not to be less than the greater of (A) 40% of the total assets of the Borrower and its subsidiaries as at the last day of such fiscal quarter or (B) $700 million plus 25% of the net proceeds of the sale of equity interests by the Borrower and its subsidiaries; (e) asset coverage ratio will not be less than 2.00 to 1 at any time; (f) maintaining minimum liquidity requirements; (g) the Borrower will not, and will not permit any of its subsidiaries to, enter into any material transactions with any of its affiliates or to engage in any material extent in any business other than in accordance with its investment policies and (h) no further negative pledge. The Credit Facility will be used to supplement Solar Capital’s equity capital to make additional investments and for other general corporate purposes.

On September 25, 2009, the Credit Facility was amended, lowering the minimum shareholder’s equity covenant to $475 million from $700 million and allowing for the transfer of assets free and clear of Credit Facility liens. Per the newly amended agreement, borrowings shall bear interest at a rate per annum equal to the BR plus 2.50% and ABR plus 1.50%, with a 1.00% increase when the aggregate principal loan balance exceeds $100 million. In addition, prior to a Solar Capital initial public offering, the Credit Facility will be reduced the earlier of May 1, 2010 or the date of the distribution to unit holders based on the December 31, 2009 net asset value by the greater of (i) $25 million or (ii) 50% of the aggregate available and unused commitments at that time; and thereafter by 50% of net cash proceeds from the sale or repayment of portfolio investments.

The weighted average annual interest cost for the years ended December 31, 2009 and 2008 was less than 1%. These costs are exclusive of the 0.25% for commitment fees and for other prepaid expenses related to establishing the credit facility. This weighted average annual interest cost reflects the average interest cost for all borrowings.

The average debt outstanding on the Credit Facility was $29,035 and $10,255 for the years ended December 31, 2009 and, 2008, respectively. The maximum amounts borrowed during years ended December 31, 2009 and 2008 were $122,065 and $61,320, respectively. The debt outstanding as of December 31, 2009 was $88,114 and there were no outstanding borrowings as of December 31, 2008. At December 31, 2009 and 2008, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

On January 11, 2009, the Company’s other credit facility (previously referred to as the Warehouse Facility) expired unused upon its maturity.

Note 7. Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

GAAP fair value measurement guidance classifies the inputs used to measure these fair values into the following hierarchy:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private debt and equity investments) and long-dated or complex derivatives (including certain equity and currency derivatives).

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore gains and losses for such assets and liabilities categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Further, it should be noted that the following tables do not take into consideration the effect of offsetting Levels 1 and 2 financial instruments entered into by the Company that economically hedge certain exposures to the Level 3 positions.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2009 and 2008:

Fair Value Measurements

As of December 31, 2009

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$—	$163,499	$163,499
Subordinated Debt/Corporate Notes	—	65,961	576,031	641,992
Preferred Equity	—	—	40	40
Common Equity/Partnership Interests/Warrants	—	2,488	55,121	57,609
Derivative assets—forward contracts	—	294	—	294
Liabilities:
Derivative liabilities—forward contracts	—	25	—	25

Fair Value Measurements

As of December 31, 2008

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$49,242	$97,665	$146,907
Subordinated Debt/Corporate Notes	—	22,533	509,416	531,949
Preferred Equity	—	—	6,145	6,145
Common Equity/Partnership Interests/Warrants	8,121	143	67,752	76,016
Put/Call Options		7,198		7,198
Derivative assets—forward contracts	—	4,218	—	4,218
Liabilities:
Derivative liabilities—forward contracts	—	1,366	—	1,366

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the years ended December 31, 2009 and 2008, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009 and 2008:

Fair Value Measurements Using Level 3 Inputs

As of December 31, 2009

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2009	$97,665	$509,416	$6,145	$67,752
Total gains or losses included in earnings:
Net realized loss	(50,032)	(75,837)	(61,101)	(61,081)
Net change in unrealized gain (loss)	82,880	58,509	54,957	48,941
Purchases, sales, issuances, and settlements (net)	(770)	83,943	39	(491)
Transfers into Level 3	33,756	—	—	—

Fair value, December 31, 2009	$163,499	$576,031	$40	$55,121

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$34,333	$23,128	$2	$(9,480)

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

Fair Value Measurements Using Level 3 Inputs

As of December 31, 2008

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2008	$192,794	$564,615	$55,299	$203,071
Total gains or losses included in earnings:
Net realized gain (loss)	11	(16,529)	—	(158)
Net change in unrealized gain (loss)	(61,369)	(186,822)	(54,956)	(113,160)
Purchases, sales, issuances, and settlements (net)	(53,661)	148,152	5,802	4,344
Transfers into (out of) Level 3	19,890	—	—	(26,345)

Fair value, December 31, 2008	$97,665	$509,416	$6,145	$67,752

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(61,337)	$(192,773)	$(54,956)	$(113,160)

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

Note 8. Taxes

Withholding Tax

The Company is engaged in activities that for tax purposes have been deemed effectively connected with a U.S. trade or business. We generally are required to withhold and remit to the U.S. government a percentage of our net income and gains that are both effectively connected with that trade or business and allocated to non-U.S. unit holders, and we will be liable for interest and penalties with respect to amounts that are not so withheld. The relevant withholding percentage generally is the maximum applicable U.S. federal income tax rate, currently 35%. Non-U.S. unit holders that are corporations might also be subject to a “branch profits” tax on certain earnings deemed to have been repatriated to those persons. Similar withholding is required in various state and local jurisdictions.

The Company’s entire withholding tax receivable of $16,505 at December 31, 2008 benefited our non-U.S. unit holders. All withholding tax receivable was repaid by the non-U.S. unit holders to the Company during 2009.

Income Tax

The Company is classified as a partnership for U.S. tax purposes, and therefore is generally not subject to federal and state income taxes. Each partner takes into account separately on their tax return their share of the taxable income, gains, losses, deductions or credits for the partnership’s taxable year. Accordingly, no provisions have been made in the accompanying financial statements for federal and state income tax.

The Company is subject to New York City unincorporated business tax (UBT), which is imposed on the business income of every unincorporated business that is carried on in New York City. The UBT is imposed for each taxable year at a rate of approximately 4 percent of taxable income that is allocable to New York City.

As of December 31, 2009 the Company has determined that a deferred tax asset of $2,354 may be realized in future periods due to realized and unrealized losses on originated assets associated with the Company’s unincorporated business activities in New York City as of such date. The realization of this deferred tax asset has been deemed not likely to occur and accordingly, the Company has a set up a valuation allowance for the full amount.

The Company is also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, the Company pays a corporate income tax and a municipal business tax on its subsidiary’s taxable income.

Note 9. Earnings (Loss) Per Unit

The following information sets forth the computation of basic and diluted net increase (decrease) in unit holders’ capital per unit resulting from operations for the years ended December 31, 2009 and 2008 and the period ended December 31, 2007:

	Year ended December 31, 2009	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Numerator for basic and diluted earnings per unit:	$86,936	$(405,828)	$49,100
Denominator for basic and diluted weighted average units:	81,702,847	81,702,847	81,702,847
Basic and diluted net increase (decrease) in unit holders’ capital per unit resulting from operations:	$1.06	$(4.96)	$0.60

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

On March 17, 2009, the Company made a pro rata distribution to the unit holders. This distribution was equal to 10% of the December 31, 2008 net asset value and totaled approximately $85.3 million, or $1.04 per outstanding unit. On October 30, 2009, the Company made another pro rata distribution to the unit holders. This distribution was equal to 10% of the September 30, 2009 net asset value and totaled approximately $81.4 million, or $1.00 per outstanding unit. On December 31, 2009 the board of directors declared another pro rata distribution payable to unit holders. This distribution totaled approximately $75 million, or $0.92 per outstanding unit and was payable as of December 31, 2009. This distribution was paid in January 2010.

Note 10. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2009 and 2008 and the period ended December 31, 2007:

	Year ended December 31, 2009	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Per Unit Data:
Net asset value, beginning of period	$10.44	$15.40	$15.00
Offering Costs	—	—	(0.20)
Net investment income	0.82	1.07	0.65
Net realized and unrealized gain (loss)	0.24	(6.03)	(0.05)

Net increase (decrease) in net assets resulting from operations	1.06	(4.96)	0.60
Distributions to unit holders declared	(2.96)	—	—

Net asset value end of period	$8.54	$10.44	$15.40

Total return	10.15%	(32.21)%	4.00%
Net assets, end of period	$697,903	$852,673	$1,258,501

Ratio to average net assets
Expenses	3.35%	3.27%	2.55%
Incentive fees	2.20%	0.78%	—%

Total expenses	5.55%	4.05%	2.55%
Net investment income without incentive fees	11.06%	7.59%	5.36%

Note 11. New Accounting Pronouncements and Accounting Standards Updates

Fair Value Measurements and Disclosures

We adopted the accounting updates to ASC 820, Fair Value Measurements and Disclosures Topic, which clarify how to estimate fair value when the volume and level of activity for the asset or liability have significantly decreased, circumstances that indicate a transaction is not orderly, and how to determine the fair value of a liability. It emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique used, the objective of a fair value measurement remains the same that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. The adoption of these updates did not have a material impact on our financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

In January 2010, the FASB issued an update to ASC 820, which will require additional disclosures about inputs into valuation techniques, disclosures about significant transfers into or out of Levels 1 and 2, and disaggregation of purchases, sales, issuances, and settlements in the Level 3 rollforward disclosure. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

Derivatives and Hedging

We adopted the accounting update to ASC 815, Derivative and Hedging Topic, which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair values and amounts of gains and losses on derivative contracts and disclosures about credit-risk-related contingent features in derivative agreements. The adoption did not have a material impact on our financial statements.

Subsequent Events

We adopted ASC 855, Subsequent Events Topic, which requires that management evaluate events and transactions that may occur for potential recognition or disclosure in the financial statements after the balance sheet date through the date the financial statements are issued and clarifies the circumstances under which such events or transactions must be recognized in the financial statements. The adoption did not have a material impact on our financial statements.

Note 12. Related Parties

From July 2006 through approximately the first quarter of 2009, Mr. Gross, our chairman and chief executive officer, was a partner in Magnetar Capital Partners LP. Mr. Spohler, our chief operating officer together with Solar Capital Partners LLC’s other investment professionals, advised Magnetar Financial LLC (“Magnetar”) on certain investments which coincide with those of Solar Capital. Certain entities affiliated with Magnetar own as of December 31, 2009, either directly or indirectly, approximately 42.84% of our outstanding equity.

Note 13. Selected Quarterly Financial Data (unaudited)

For the Quarter Ended	Investment Income		Net Investment Income		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase (Decrease) In Net Assets From Operations
	Total	Per Unit	Total	Per Unit	Total	Per Unit	Total	Per Unit
December 31, 2009	$28,456	$0.35	$17,686	$0.22	$22,129	$0.27	$39,815	$0.49
September 30, 2009	27,785	0.34	16,383	0.20	22,181	0.27	38,564	0.47
June 30, 2009	25,252	0.31	16,099	0.20	17,899	0.22	33,998	0.42
March 31, 2009	28,177	0.34	17,095	0.21	(42,677)	(0.52)	(25,582)	(0.31)
December 31, 2008	38,035	0.47	22,080	0.27	(339,193)	(4.15)	(317,113)	(3.88)
September 30, 2008	32,464	0.40	21,990	0.27	(108,641)	(1.33)	(86,651)	(1.06)
June 30, 2008	32,367	0.40	21,305	0.26	17,679	0.22	38,985	0.48
March 31, 2008	31,093	0.38	22,024	0.27	(63,072)	(0.77)	(41,049)	(0.50)
December 31, 2007	28,703	0.35	20,225	0.25	4,543	0.06	24,769	0.31
September 30, 2007	23,654	0.29	15,918	0.19	(11,569)	(0.14)	4,349	0.05
June 30, 2007	21,620	0.26	14,219	0.17	50	0.00	14,268	0.17
March 31, 2007	4,478	0.05	2,632	0.03	3,082	0.04	5,714	0.07

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(continued)

Note 14. Subsequent Events

Solar Capital Merger and Senior Notes—On February 9, 2010, through a series of transactions, Solar Capital LLC was merged with and into Solar Capital Ltd., a Maryland corporation, leaving Solar Capital Ltd. as the surviving entity. An aggregate of approximately 26.65 million shares of common stock and $125 million in senior notes of Solar Capital Ltd. were issued in connection with the merger. The senior notes will be due in February 2014 and have a coupon of 8.75%, payable quarterly beginning May 1, 2010. The senior notes are pre-payable at par at any time and are subject to customary terms and conditions.

Solar Capital Ltd is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a BDC (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

Initial Public Offering and Private Placement—On February 9, 2010 Solar Capital Ltd. priced its initial public offering and sold 5 million shares at a price of $18.50. Net of underwriting fees the company raised a total of $86 million and its shares began to trade on the NASDAQ Global Select Market under the ticker “SLRC”. In addition, Solar Capital Ltd. sold 600,000 shares at $18.50 in a concurrent private placement.

New Revolving Credit Facility—On February 12, 2010, Solar Capital Ltd. amended the Credit Facility, extending the maturity to February 2013 and increasing the total facility size to $270 million with the ability to raise the total commitments to $600 million. Per the newly amended agreement, borrowings shall bear interest at a rate per annum equal to the BR plus 3.25% and ABR plus 2.25%, with a 1.00% increase when the aggregate principal loan balance exceeds $100 million. In addition, the commitment fee on unused balances was increased to 0.375%. The amendment reduced the advance rates permitted on certain asset types and added a covenant that limited the borrowed amount to be no more than 30% of total assets. The amendment also removed the provisions reducing the Credit Facility the earlier of May 1, 2010 or the date of the distribution to shareholders based on the December 31, 2009 net asset value by the greater of (i) $25 million or (ii) 50% of the aggregate available and unused commitments at that time; and thereafter by 50% of net cash proceeds from the sale or repayment of portfolio investments.

SOLAR CAPITAL LLC

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except units)

Schedule 12-14

			Year ended December 31, 2009		As of December 31, 2009 Fair Value
Portfolio Company	Investment	As of December 31, 2009 Number of Shares/Principal Amount	Amount of dividends and interest included in income	Amount of equity in net profit and loss
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$—	$—	$9,000

Total Investments Owned Greater than 25%			$—	$—	$9,000

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$25,182	$4,163	$—	$26,152
National Interest Security Corp.	Subordinated	$30,539	5,027	—	31,303
National Interest Security Corp.	Equity	2,265,023	—	—	16,293
Ark Real Estate Partners LP	Equity	28,006,121	—	—	19,675

Total Investments Owned Greater than 5% and Less than 25%			$9,190	$—	$93,423

The table below represents the balance at the beginning of the period, December 31, 2008 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2009.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2008	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value as of December 31, 2009
National Specialty Alloys, LLC	$12,900	$—	$—	$(3,900)	$9,000
505 Capital Partners GP	30	—	30	—	—
National Interest Security Corp.	24,679	171	19	1,321	26,152
National Interest Security Corp.	27,180	186	29	3,966	31,303
National Interest Security Corp.	12,951	—	—	3,342	16,293
Ark Real Estate Partners LP	24,619	—	—	(4,944)	19,675

SOLAR CAPITAL LLC

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except units)

Schedule 12-14

			Year ended December 31, 2008		As of December 31, 2008 Fair Value
Portfolio Company	Investment	As of December 31, 2008 Number of Shares/Principal Amount	Amount of dividends and interest included in income	Amount of equity in net profit and loss
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$1,901	$—	$12,900
505 Capital Partners GP	Equity	30,000	—	—	30
505 Capital Partners LP	Equity	—	751	—	—

Total Investments Owned Greater than 25%			$2,652	$—	$12,930

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$25,182	$2,381	$—	$24,679
National Interest Security Corp.	Subordinated	$30,539	4,794	—	27,180
National Interest Security Corp.	Equity	2,265,023	—	—	12,951
Ark Real Estate Partners LP	Equity	28,006,121	—	—	24,619

Total Investments Owned Greater than 5% and Less than 25%			$7,175	$—	$89,429

The table below represents the balance at the beginning of the period, December 31, 2007 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2008.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2007	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value as of December 31, 2008
National Specialty Alloys, LLC	$13,200	$—	$—	$(300)	$12,900
505 Capital Partners GP	—	30	—	—	30
505 Capital Partners LP	—	5,025	5,025	—	—
National Interest Security Corp.	10,000	14,963	175	(109)	24,679
National Interest Security Corp.	30,000	666	—	(3,486)	27,180
National Interest Security Corp.	1,765	500	—	10,686	12,951
Ark Real Estate Partners LP	26,987	2,605	—	(4,973)	24,619

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Solar Capital Ltd.:

We have reviewed the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, of Solar Capital Ltd. (the Company) as of March 31, 2010, and the related consolidated statements of operations, changes in net assets and cash flows for the three month periods ended March 31, 2010 and 2009, and the financial highlights (included in Note 11) for the three month period ended March 31, 2010. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial accounting and reporting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Solar Capital LLC. as of December 31, 2009, and the related consolidated statement of net assets for the year ended December 31, 2009 and we expressed an unqualified opinion on them in our report dated March 1, 2010.

/s/ KPMG LLP

New York, New York

May 4, 2010

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except shares)

	March 31, 2010	December 31, 2009
	(unaudited)
Assets
Investments at value:
Companies more than 25% owned (cost: $10,000 and $10,000, respectively)	$9,000	$9,000
Companies 5% to 25% owned (cost: $28,939 and $85,102, respectively)	20,583	93,423
Companies less than 5% owned (cost: $936,354 and $968,886, respectively)	809,373	760,717

Total investments (cost: $975,293 and $1,063,988, respectively)	838,956	863,140

Cash and cash equivalents	60,363	5,675
Receivable for investments sold	10,123	—
Interest and dividends receivable	8,771	7,547
Deferred borrowing costs	4,593	914
Fee revenue receivable	4,260	5,824
Deferred offering costs	294	1,478
Derivative assets	276	294
Prepaid expenses and other receivables	1,107	549

Total Assets	928,743	885,421

Liabilities
Senior unsecured notes payable	125,000	—
Payable for investments purchased	43,650	—
Dividends payable	11,196	—
Credit facility payable	—	88,114
Distributions payable	—	75,136
Due to Solar Capital Partners LLC:
Performance-based incentive fee payable	5,279	8,517
Investment advisory and management fee payable	4,366	8,663
Deferred fee revenue	2,136	3,532
Interest payable	1,692	153
Derivative liabilities	778	25
Due to Solar Capital Management LLC	745	912
Income taxes payable	688	535
Other accrued expenses and payables	2,834	1,931

Total Liabilities	198,364	187,518

Net Assets
Partners’ capital	—	697,903
Common stock, par value $0.01 per share 32,928,257 shares issued and outstanding	329	—
Paid in capital in excess of par	666,371	—
Undistributed net investment income	4,000	—
Accumulated net realized gain	1,792	—
Net unrealized appreciation	57,887	—

Total Net Assets	$730,379	$697,903

Number of shares outstanding	32,928,257	32,860,454
Net Asset Value Per Share	$22.18	$21.24

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except shares)

	Three months ended March 31, 2010	Three months ended March 31, 2009
	(unaudited)	(unaudited)
INVESTMENT INCOME:
Interest and dividends:
Companies 5% to 25% owned	$7,619	$2,265
Other interest and dividend income	27,691	25,912

Total interest and dividends	35,310	28,177

Total investment income	35,310	28,177

EXPENSES:
Performance-based incentive fee	5,279	4,274
Investment advisory and management fees	4,366	4,073
Interest and other credit facility expenses	2,951	731
Administrative service fee	453	604
Other general and administrative expenses	1,069	921

Total operating expenses	14,118	10,603

Net investment income before income tax expense	21,192	17,574

Income tax expense	81	479

Net investment income	21,111	17,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CONTRACTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments:
Companies 5% to 25% owned	16,397	—
Companies less than 5% owned	(43,728)	(22,656)

Net realized loss on investments	(27,331)	(22,656)
Forward contracts	1,552	8,948
Foreign currency exchange	3,536	(29)

Net realized loss	(22,243)	(13,737)

Net change in unrealized gain (loss):
Investments:
Companies more than 25% owned	—	(2,900)
Companies 5% to 25% owned	(16,677)	(498)
Companies less than 5% owned	81,188	(19,434)

Net unrealized gain (loss) on investments	64,511	(22,832)
Forward contracts	(771)	(5,700)
Foreign currency exchange	(604)	(408)

Net change in unrealized gain (loss)	63,136	(28,940)

Net realized and unrealized gain (loss) on investments, forward contracts and foreign currencies	40,893	(42,677)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$62,004	$(25,582)

Earnings (loss) per share (see note 10)	$1.90	$(0.78)

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Three months ended March 31, 2010	Year ended December 31, 2009
	(unaudited)
Increase (Decrease) in net assets resulting from operations:
Net investment income	$21,111	$67,262
Net realized loss	(22,243)	(264,898)
Net change in unrealized gain	63,136	284,572

Net increase in net assets resulting from operations	62,004	86,936

Dividends and distributions declared	(11,196)	(241,706)

Capital transactions:
Proceeds from shares sold	116,198	—
Common stock offering costs	(9,530)	—
Senior notes issued in Solar Capital Merger	(125,000)	—

Net increase in net assets resulting from capital transactions	(18,332)	—

Net increase (decrease) in net assets	32,476	(154,770)
Net assets at beginning of period	697,903	852,673

Net assets at end of period	$730,379	$697,903

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands except shares)

	Three months ended March 31, 2010	Three Months Ended March 31, 2009
	(unaudited)	(unaudited)
Cash Flows from Operating Activities:
Net increase (decrease) in net assets from operations	$62,004	$(25,582)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Net realized (gain) loss from investments	27,331	22,627
Net realized loss from foreign currency exchange	(3,536)	29
Net change in unrealized (gain) loss on investments	(64,511)	22,832
Net change in forward contracts	771	5,700
(Increase) decrease in operating assets:
Purchase of investment securities	(53,170)	(8,526)
Proceeds from disposition of investment securities	114,534	5,865
Receivable for investments sold	(10,123)	—
Interest and dividends receivable	(1,224)	1,576
Deferred borrowing costs	(3,679)	565
Fee revenue receivable	1,564	(95)
Deferred offering costs	1,184	(93)
Foreign tax receivable	—	101
Withholding tax receivable	—	(3,140)
Prepaid expenses and other receivables	(558)	(186)
Increase (decrease) in operating liabilities:
Payable for investments purchased	43,650	2,480
Performance-based incentive fee payable	(3,238)	(1,221)
Investment advisory and management fee payable	(4,297)	(1,231)
Deferred fee revenue	(1,396)	(209)
Interest payable	1,539	134
Due to Solar Capital Management LLC	(167)	(919)
Income taxes payable	153	(1,155)
Other accrued expenses and payables	903	36

Net Cash Provided by Operating Activities	107,734	19,588

Cash Flows from Financing Activities:
Proceeds from shares sold	116,198	—
Common stock offering costs	(9,530)	—
Cash distributions paid	(75,136)	(85,267)
Proceeds from borrowings on credit facility	88,000	13,000
Repayments of borrowings on credit facility	(172,578)	—

Net Cash Used in Financing Activities	(53,046)	(72,267)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	54,688	(52,679)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	5,675	65,841

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$60,363	$13,162

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,011	$—
Cash paid for income taxes	$21	$1,632
Non-cash financing activity:
Dividends payable	$11,196	$—

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2010

(in thousands, except shares)

(unaudited)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans – 17.3%
Asurion Corporation	Insurance	6.73	7/3/2015	$55,000	$54,942	$53,900
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	10.14	1/31/2015	26,000	25,382	21,450
Emdeon Business Services LLC	Healthcare, Education, and Childcare	5.26	5/16/2014	15,000	15,106	14,610
Fulton Holding Corp(16)	Retail Stores	12.50	—	45,000	43,650	43,650
Ram Energy Resources, Inc.	Oil & Gas	12.75	11/29/2012	12,916	12,862	12,397

Total Bank Debt/Senior Secured Loans				$153,916	$151,942	$146,007

Subordinated Debt/Corporate Notes – 76.5%
Allied Capital	Finance	6.00	4/1/2012	$15,393	$10,086	$14,777
Allied Capital	Finance	6.63	7/15/2011	14,500	9,788	14,428
Adams Outdoor Advertising	Diversified/ Conglomerate Service	13.50	6/20/2011	40,000	39,523	37,200
Adams Outdoor Advertising	Diversified / Conglomerate Service	10.88	6/20/2011	17,668	17,763	15,936
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	5.26	6/13/2012	24,704	24,451	21,295
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,249	43,000
Casema B.V.(3)	Telecommunications	9.66	9/13/2016	7,579	7,720	7,510
Casema B.V.(3)	Telecommunications	9.67	9/13/2016	8,178	8,331	8,059
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	16.00	5/30/2013	36,959	36,495	33,577
DS Waters	Beverage, Food, and Tobacco	14.00	4/24/2012	103,050	102,233	104,493
Earthbound	Beverage, Food, and Tobacco	15.25	7/20/2016	40,000	38,917	40,000
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,138	39,399
FreedomRoads	Automotive	16.00	6/20/2011	27,500	27,165	26,730
Grakon, LLC(12)	Machinery	12.00	6/19/2013	20,403	18,791	5,101
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.99	11/3/2016	4,927	4,909	4,522
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.54	11/3/2016	11,633	14,821	10,799
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/28/2015	31,368	31,005	31,368
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	19,064	18,373	16,205
ProSieben Sat.1 Media AG(3)(8)(12)	Broadcasting & Entertainment	7.96	3/6/2017	21,306	19,576	9,078
Rug Doctor L.P.	Personal, Food and Misc. Services	14.95	10/31/2014	48,609	46,385	47,151
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	11.18	12/29/2013	18,582	16,328	17,653
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/29/2013	7,045	5,283	6,270
Tri-Star Electronics International, Inc.	Aerospace & Defense	15.25	8/2/2013	22,617	22,499	18,094
Wastequip, Inc.(12)	Containers, Packaging and Glass	12.50	2/5/2015	15,745	14,559	—
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	10.37	9/14/2016	13,485	16,338	10,451
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	9.83	5/7/2017	27,577	35,554	20,683
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	39,000	38,336	38,220

Total Subordinated Debt/Corporate Notes				$722,892	$710,616	$641,999

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Preferred Equity – 0.1%
Wyle Laboratories	Aerospace & Defense	8.00	7/17/2015	$387	$39	$40

Total Preferred Equity				$387	$39	$40

Common Equity / Partnership Interests / Warrants – 6.1%
Ark Real Estate Partners LP(9)(11)	Real Estate			28,939,454	$28,939	$20,583
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	2,500
Global Garden Products(3)(6)	Farming & Agriculture			146,983	—	—
Grakon, LLC	Machinery			1,714,286	1,714	—
Great American Group Inc.(13)	Business Services			572,800	2,681	1,177
Great American Group Inc.(14)	Business Services			187,500	3	385
Great American Group Inc.(15)	Business Services			125,000	—	—
National Specialty Alloys, LLC(10)	Mining, Steel and Nonprecious Metals			1,000,000	10,000	9,000
Nuveen Investments, Inc.	Finance			3,000,000	30,000	7,500
NXP Semiconductors Netherlands B.V.(3)	Electronics			944,628	31,058	7,995
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,285,714	3,301	1,770

Total Common Equity/Partnerships Interests / Warrants					$112,696	$50,910

Total Investments					$975,293	$838,956

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of March 31, 2010.
(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital Ltd.’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital Ltd.’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital Ltd.’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital Ltd.’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital Ltd.’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital Ltd. has an unfunded commitment of $15,812.
(10)	Denotes a Control Investment. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	Investments are current on all obligations with cash interest payments being applied to principal.
(13)	Common Shares
(14)	Founders Shares
(15)	Contingent Founders Shares
(16)	Maturity will be 6 years from the closing date that is yet to be determined.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2010

(unaudited)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2010
Beverage, Food, and Tobacco	23%
Aerospace & Defense	7%
Insurance	6%
Diversified / Conglomerate Service	6%
Personal, Food and Misc. Services	6%
Healthcare, Education, and Childcare	5%
Retail Stores	5%
Leisure, Motion Pictures, Entertainment	5%
Cargo Transport	5%
Diversified / Conglomerate Manufacturing	5%
Finance	4%
Home and Office Furnishing, Consumer Products	4%
Broadcasting & Entertainment	4%
Automotive	3%
Real Estate	3%
Hotels, Motels, Inns & Gaming	2%
Telecommunications	2%
Oil & Gas	1%
Mining, Steel, Iron, and Nonprecious Metals	1%
Electronics	1%
Machinery	1%
Business Services	1%

100%

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans—18.8%
Affinity 1st Lien	Printing, Publishing, Broadcasting	12.75	3/31/2010	$18,771	$18,372	$18,489
Asurion Corporation	Insurance	6.73	7/3/2015	55,000	54,939	51,700
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	10.02	1/31/2015	26,000	25,350	20,800
Emdeon Business Services LLC	Healthcare, Education, and Childcare	5.29	5/16/2014	15,000	15,112	14,400
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/11/2013	25,182	24,740	26,152
Ram Energy Resources, Inc.	Oil & Gas	12.75	11/29/2012	12,827	12,769	12,058
Wyle Laboratories	Aerospace & Defense	15.00	1/17/2015	20,000	19,614	19,900

Total Bank Debt/Senior Secured Loans				$172,780	$170,896	$163,499

Subordinated Debt/Corporate Notes—74.4%
Allied Capital	Finance	6.00	4/1/2012	$15,393	$9,362	$14,392
Allied Capital	Finance	6.63	7/15/2011	14,500	8,880	13,920
Adams Outdoor Advertising	Diversified / Conglomerate Service	13.50	6/20/2011	40,000	39,445	35,360
Adams Outdoor Advertising	Diversified / Conglomerate Service	10.88	6/20/2011	18,237	18,345	15,538
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	5.25	6/13/2012	24,383	24,106	20,433
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,220	43,000
Casema B.V.(3)	Telecommunications	9.73	9/13/2016	7,860	7,542	7,565
Casema B.V.(3)	Telecommunications	9.69	9/13/2016	8,478	8,135	8,109
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	16.00	5/30/2013	36,593	36,092	31,104
DS Waters	Beverage, Food, and Tobacco	14.00	4/24/2012	99,565	98,664	95,085
Earthbound	Beverage, Food, and Tobacco	15.25	7/20/2016	40,000	38,875	39,800
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,145	38,754
FreedomRoads	Automotive	16.00	6/20/2011	27,500	27,076	25,603
Global Garden Products(3)(6)(12)	Farming & Agriculture	12.72	10/31/2016	19,674	20,136	—
Grakon, LLC(13)	Machinery	12.00	6/19/2013	20,403	19,306	5,101
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.99	11/3/2016	5,230	4,908	4,942
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.52	11/3/2016	12,200	14,701	11,527
Jonathan Engineering Solutions Corp.(12)	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	4,219	4,045	—
Jonathan Engineering Solutions Corp.(12)	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,641	10,614	—
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/28/2015	31,173	30,797	27,276
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	19,064	18,327	13,345
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/11/2013	30,539	30,229	31,303
Pacific Crane Maintenance Company, L.P. (12)	Machinery	13.00	2/15/2014	9,045	8,920	—
ProSieben Sat.1 Media AG(3)(8)(13)	Broadcasting & Entertainment	8.15	3/6/2017	21,437	19,804	5,505
Rug Doctor L.P.	Personal, Food and Misc. Services	14.94	10/31/2014	48,253	45,920	45,841
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	11.18	12/29/2013	18,086	16,328	16,278
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/29/2013	6,857	5,283	6,068
Tri-Star Electronics International, Inc.	Aerospace & Defense	15.25	8/2/2013	22,546	22,420	16,008
Wastequip, Inc.(13)	Containers, Packaging and Glass	12.00	2/5/2015	15,745	14,953	3,149
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	10.62	9/14/2016	13,627	16,335	9,879
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	9.83	5/7/2017	29,211	34,948	20,447
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	39,000	38,302	36,660

Total Subordinated Debt/Corporate Notes				$795,459	$778,163	$641,992

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Preferred Equity – 0.1%
Wyle Laboratories	Aerospace & Defense	8.00	7/17/2015	$39	$39	$40

Total Preferred Equity				$39	$39	$40

Common Equity / Partnership Interests / Warrants – 6.7%
Ark Real Estate Partners LP(9)(11)	Real Estate			28,006,121	$28,006	$19,675
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	1,040
Grakon, LLC	Machinery			1,714,286	1,714	—
Great American Group Inc.(14)	Business Services			572,800	2,681	1,874
Great American Group Inc.(15)	Business Services			187,500	3	614
Great American Group Inc.(16)	Business Services			125,000	—	—
National Interest Security Corporation(11)	Aerospace & Defense			2,265,023	2,125	16,293
National Specialty Alloys, LLC(10)	Mining, Steel and Nonprecious Metals			1,000,000	10,000	9,000
Nuveen Investments, Inc.	Finance			3,000,000	30,000	6,000
NXP Semiconductors Netherlands B.V.(3)	Electronics			944,628	31,060	1,697
Pacific Crane Maintenance Company, L.P.	Machinery			10,000	1,000	—
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,285,714	3,301	1,416

Total Common Equity/Partnerships Interests / Warrants					$114,890	$57,609

Total Investments					$1,063,988	$863,140

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2009.
(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital LLC has an unfunded commitment of $16,745.
(10)	Denotes a Control Investment. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	Investment is on non-accrual status.
(13)	Investments are current on all obligations with interest payments being applied to principal.
(14)	Common Shares
(15)	Founders Shares
(16)	Contingent Founders Shares

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2009
Beverage, Food, and Tobacco	21%
Aerospace & Defense	17%
Diversified / Conglomerate Service	6%
Insurance	6%
Personal, Food and Misc. Services	5%
Healthcare, Education, and Childcare	5%
Leisure, Motion Pictures, Entertainment	4%
Cargo Transport	4%
Diversified / Conglomerate Manufacturing	4%
Finance	4%
Home and Office Furnishing, Consumer Products	4%
Broadcasting & Entertainment	3%
Automotive	3%
Real Estate	2%
Telecommunications	2%
Hotels, Motels, Inns & Gaming	2%
Printing, Publishing, Broadcasting	2%
Oil & Gas	1%
Mining, Steel, Iron, and Nonprecious Metals	1%
Machinery	1%
Containers, packaging and glass	1%
Business Services	1%
Electronics	1%

100%

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2010

(in thousands, except shares)

(unaudited)

Note 1. Organization

Solar Capital Ltd. (“Solar Capital”, the “Company” or “we”), a Maryland corporation formed in November 2007, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes the Company intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

On February 9, 2010 Solar Capital Ltd. priced its initial public offering, selling 5.68 million shares, including the underwriters over-allotment, at a price of $18.50 per share. Concurrent with this offering, management purchased an additional 600,000 shares through a private placement, also at $18.50 per share.

Immediately prior to the initial public offering, through a series of transactions Solar Capital Ltd. merged with Solar Capital LLC, leaving Solar Capital Ltd. as the surviving entity (the “Merger”). Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125 million in Senior Unsecured Notes to the existing Solar Capital LLC unit holders in connection with the Merger. Solar Capital Ltd. had no assets or operations prior to completion of the Merger and as a result, the books and records of Solar Capital LLC have become the books and records of the surviving entity.

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and commenced operations on March 13, 2007 with initial capital of $1.2 billion of which 47.04% was funded by affiliated parties.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Note 2. Significant Accounting Policies

Basis of Presentation – The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and include the accounts of the Company and its wholly-owned subsidiary, Solar Capital Luxembourg I S.a.r.l., which was incorporated under the laws of the Grand Duchy of Luxembourg on April 26, 2007. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

As required by ASC 260-10, the number of shares used to calculate weighted average shares for use in computations on a per share basis have been decreased retroactively by a factor of approximately 0.4022 for all periods prior to February 9, 2010. This factor represents the effective impact of the reduction in shares resulting from the Merger.

Accounting Standards Codification – The FASB established the Accounting Standards Codification TM (“ASC”) on July 2, 2009 as the single source of authoritative GAAP to be applied by nongovernmental entities. The ASC supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered, non-SEC accounting literature not included in the ASC is no longer authoritative.

Following the ASC, the FASB no longer issues new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it issues Accounting Standards Updates, which serve to update the ASC, provide background information about the guidance and provide the basis for conclusions on the changes to the ASC. GAAP was not changed as a result of the FASB’s codification project, but the codification project changes the way guidance is organized and presented. As a result, these changes have a significant impact on how we reference GAAP in our financial statements for interim and annual periods.

Investments – The Company applies fair value accounting in accordance with GAAP. Securities transactions are accounted for on trade date. Securities for which market quotations are readily available on an exchange are valued at such price as of the closing price on the valuation date. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Company’s investment adviser (the “Adviser”) or Board of Directors (the “Board”), does not represent fair value, shall each be valued as follows:

1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

2)	Preliminary valuation conclusions are then documented and discussed with senior management;

3)	Third-party valuation firms are engaged by, or on behalf of, the Board to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material assets; and

4)	The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of our investment adviser (note 4) and, where appropriate, the respective independent valuation firms.

Valuation methods, among other measures and as applicable, may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Cash and Cash Equivalents – Cash and cash equivalents include investments in money market accounts or investments with original maturities of three months or less.

Revenue Recognition – The Company’s revenue recognition policies are as follows:

Sales: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as part of interest income. The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest is accrued at the contractual rates and added to the loan principal on the reset dates.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

U.S. Federal Income Taxes – The Company intends to elect to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended March 31, 2010, no amount was recorded for U.S. Federal excise tax.

The Company is also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, the Company pays a corporate income tax and a municipal business tax on its subsidiary’s taxable income.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

Capital Accounts – Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, net unrealized appreciation or depreciation, and paid in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Dividends – Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although we may decide to retain such capital gains for investment.

We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

Foreign Currency Translation – The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Derivative Instruments and Hedging Activity – In accordance with GAAP, the Company recognizes derivatives as either assets or liabilities at their fair value on its Consolidated Statements of Assets and Liabilities. At this time, the Company does not document formal hedge relationships because the hedged items are recorded at fair value with realized and unrealized gains and losses recognized in current earnings. Realized and unrealized gains and losses from derivatives are also recorded in current earnings. Realized gains or losses from derivatives are recognized when contracts are settled. The Company primarily uses foreign exchange forward contracts in order to economically hedge its foreign currency risk. Foreign exchange forward contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market exchange rate. The fair values of foreign exchange forward contracts are recognized in either derivative assets or derivative liabilities in the Company’s Consolidated Statements of Assets and Liabilities. The Company may also borrow in foreign currencies on its multicurrency credit lines to reduce foreign currency exposure. The changes in market values of assets and liabilities denominated in the same foreign currency offset in earnings providing a “natural” foreign currency hedge.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

Deferred Offering Costs – Offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in connection with offerings of our common stock.

Use of Estimates in the Preparation of Financial Statements – The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Subsequent Events Evaluation – The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued and determined that none are required.

Note 3. Investments

Investments consisted of the following as of March 31, 2010 and December 31, 2009:

	March 31, 2010 (unaudited)		December 31, 2009
	Cost	Fair Value	Cost	Fair Value
Bank Debt / Senior Secured Loans	$151,942	$146,007	$170,896	$163,499
Subordinated Debt / Corporate Notes	710,616	641,999	778,163	641,992
Preferred Equity	39	40	39	40
Common Equity / Partnership Interests / Warrants	112,696	50,910	114,890	57,609

Total	$975,293	$838,956	$1,063,988	$863,140

Note 4. Agreements

Solar Capital has an Investment Advisory and Management Agreement with Solar Capital Partners LLC (the “Investment Adviser”), under which the Investment Adviser will manage the day-to-day operations of, and provide investment advisory services to, Solar Capital. For providing these services, the Investment Adviser receives a fee from Solar Capital, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Solar Capital’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Solar Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Solar Capital’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Solar Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Solar Capital pays

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

the Investment Adviser an incentive fee with respect to Solar Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Solar Capital’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Solar Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Solar Capital’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on February 12, 2007, and will equal 20% of Solar Capital’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the advisor.

Solar Capital has also entered into an Administration Agreement with Solar Capital Management, LLC (the “Administrator”) under which the Administrator provides administrative services for Solar Capital. For providing these services, facilities and personnel, Solar Capital reimburses the Administrator for Solar Capital’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The Administrator will also provide, on Solar Capital’s behalf, managerial assistance to those portfolio companies to which Solar Capital is required to provide such assistance.

Note 5. Derivatives

The Company is exposed to foreign exchange risk through its investments denominated in foreign currencies. The Company mitigates this risk through the use of foreign currency forward contracts. As an investment company, all changes in the fair value of assets, including changes caused by foreign currency fluctuation, flow through current earnings. The forward contracts serve as an economic hedge with their realized and unrealized gains and losses also recorded in current earnings. The Company has no derivatives designated as hedging instruments. During the three months ended March 31, 2010 we entered into 21 foreign currency forward contracts with durations of 1 month and the average U.S. dollar value of foreign currency forward contracts was $11,192. During the year ended December 31, 2009, we entered into 81 foreign currency forward contracts with durations of 1 to 3 months and the average U.S. dollar value of foreign currency forward contracts was $29,757.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

As of March 31, 2010, there were three open forward foreign currency contracts denominated in Euro, Australian Dollar and British Pounds, all of which terminate on April 8, 2010. As of December 31, 2009, there were nine open forward foreign currency contracts denominated in Euro, Australian Dollar and British Pounds, six of which terminated on January 15, 2010 and three of which terminated on February 16, 2010. At March 31, 2010 and December 31, 2009, there was no fixed collateral held by counterparties for the open contracts and no credit-related contingent features associated with any of the open forward contracts. The contract details are as follows:

			March 31, 2010			December 31, 2009
			(unaudited)
Purchase:	Counterparty	Local Currency	USD Value	Unrealized appreciation (depreciation)	Local Currency	USD Value	Unrealized appreciation (depreciation)
USD /AUD	SunTrust Bank	29,945	$27,124	$(347)	(734)	$658	$1
USD / AUD	SunTrust Bank				734	669	10
USD / AUD	SunTrust Bank				734	655	(1)
USD / EURO	SunTrust Bank	26,518	36,096	276	(317)	461	(7)
USD / EURO	SunTrust Bank				317	463	10
USD / EURO	SunTrust Bank				6,317	9,185	135
USD / GBP	SunTrust Bank	35,620	53,627	(431)	(825)	1,351	(17)
USD / GBP	SunTrust Bank				825	1,342	8
USD / GBP	SunTrust Bank				6,825	11,165	130

Total			$116,847	$(502)		$25,949	$269

The following tables show the fair value and effect of the derivative instruments on the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations:

Fair Values of Derivative Instruments
	Derivative Assets
	March 31, 2010 (unaudited)		December 31, 2009
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments(a)
Foreign exchange contracts	Derivative assets	$276	Derivative assets	$294

Total derivative assets		$276		$294

	Derivative Liabilities
	March 31, 2010 (unaudited)		December 31, 2009
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments(a)
Foreign exchange contracts	Derivative liabilities	$778	Derivative liabilities	$25

Total derivative liabilities		$778		$25

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

Effect of Derivative Instruments on the Consolidated Statements of Operations
Derivatives not designated as hedging instruments(a)	Location of Gain or (Loss) Recognized in Income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
		Three months ended March 31, 2010 (unaudited)	Three months ended March 31, 2009 (unaudited)
Foreign exchange contracts	Realized gain (loss): Forward contracts	$1,552	$8,948
Foreign exchange contracts	Unrealized gain (loss): Forward contracts	(771)	(5,700)

Total		$781	$3,248

(a)	See Note 2 for additional information on the Company’s purpose for entering into derivatives not designated as hedging instruments and its overall risk management strategy.

Note 6. Borrowing Facility and Senior Unsecured Notes

On February 12, 2010, Solar Capital Ltd. amended and restated Solar Capital LLC’s Senior Secured Revolving Credit Facility (the “Credit Facility’), extending the maturity to February 2013 and increasing the total facility size to $270 million. The facility size may be increased up to $600 million with the addition of new lenders or the increase in commitments of current lenders. Per the newly amended agreement, borrowings shall bear interest at a rate per annum equal to the base rate plus 3.25% and alternate base rate plus 2.25%. The commitment fee on unused balances is 0.375%. The amendment reduced the advance rates permitted on certain asset types and added a covenant that limited the secured borrowing amount to no more than 30% of total assets.

On February 9, 2010, through a series of transactions, Solar Capital LLC was merged with and into Solar Capital Ltd., a Maryland corporation, leaving Solar Capital Ltd. as the surviving entity. An aggregate of approximately 26.65 million shares of common stock and $125 million in senior unsecured notes (the “Senior Unsecured Notes”) of Solar Capital Ltd. were issued in connection with the merger. The Senior Unsecured Notes mature in February 2014 and have a coupon of 8.75%, payable quarterly in cash beginning May 1, 2010. The Senior Unsecured Notes are redeemable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, Solar Capital Ltd. must use the net cash proceeds from the issuance of any other senior notes either to redeem or make an offer to purchase the outstanding Senior Unsecured Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. The Senior Unsecured Notes subject Solar Capital Ltd. to customary covenants, including, among other things, (i) a requirement to maintain an “asset coverage ratio” of 2.00 to 1.00; (ii) a requirement that in the event of a “change of control” (as defined in the agreement governing the Senior Unsecured Notes) Solar Capital Ltd. will be required to offer to repurchase the Senior Unsecured Notes at a price of 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Senior Unsecured Notes on substantially identical terms. The agreement under which the Senior Unsecured Notes will be issued will contain customary events of default.

The weighted average annualized interest cost for all borrowings for the three months ended March 31, 2010 and 2009 was 6.59% and 1.82%, respectively. These costs are exclusive of commitment fees and for other

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

prepaid expenses related to establishing the Credit Facility and Senior Unsecured Notes. This weighted average annualized interest cost reflects the average interest cost for all borrowings. The average debt outstanding for the three months ended March 31, 2010 and for the year ended December 31, 2009 were $142,854 and $29,035, respectively. The maximum amounts borrowed on the Credit Facility during the three months ended March 31, 2010 and year ended December 31, 2009 were $172,882 and $122,065, respectively. There was nothing drawn on the Credit Facility as of March 31, 2010 and $81,114 outstanding as of December 31, 2009. At March 31, 2010 and December 31, 2009, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Senior Unsecured Notes.

Note 7. Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

GAAP fair value measurement guidance classifies the inputs used to measure these fair values into the following hierarchy:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private debt and equity investments) and long-dated or complex derivatives (including certain equity and currency derivatives).

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore gains and losses for such assets and liabilities categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Further, it should be noted that the following tables do not take into consideration the effect of offsetting Levels 1 and 2 financial instruments entered into by the Company that economically hedge certain exposures to the Level 3 positions.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis, as of March 31, 2010 and December 31, 2009:

Fair Value Measurements

As of March 31, 2010

(unaudited)

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$—	$146,007	$146,007
Subordinated Debt / Corporate Notes	—	69,176	572,823	641,999
Preferred Equity	—	—	40	40
Common Equity / Partnership Interests / Warrants	—	1,562	49,348	50,910
Derivative assets – forward contracts	—	276	—	276
Liabilities:
Derivative liabilities – forward contracts	—	778	—	778

Fair Value Measurements

As of December 31, 2009

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$—	$163,499	$163,499
Subordinated Debt / Corporate Notes	—	65,961	576,031	641,992
Preferred Equity	—	—	40	40
Common Equity / Partnership Interests / Warrants	—	2,488	55,121	57,609
Derivative assets – forward contracts	—	294	—	294
Liabilities:
Derivative liabilities – forward contracts	—	25	—	25

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the three months ended March 31, 2010 and the year ended December 31, 2009, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at March 31, 2010 and December 31, 2009:

Fair Value Measurements Using Level 3 Inputs

As of March 31, 2010

(unaudited)

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2010	$163,499	$576,031	$40	$55,121
Total gains or losses included in earnings:
Net realized loss	487	(43,215)	—	15,442
Net change in unrealized gain (loss)	1,462	66,236	—	(3,581)
Purchases, sales, issuances, and settlements (net)	(19,441)	(26,229)	—	(17,634)
Transfers into Level 3	—	—	—	—

Fair value, March 31, 2010	$146,007	$572,823	$40	$49,348

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$3,279	$26,349	$—	$8,660

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

Fair Value Measurements Using Level 3 Inputs

As of December 31, 2009

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2009	$97,665	$509,416	$6,145	$67,752
Total gains or losses included in earnings:
Net realized loss	(50,032)	(75,837)	(61,101)	(61,081)
Net change in unrealized gain (loss)	82,880	58,509	54,957	48,941
Purchases, sales, issuances, and settlements (net)	(770)	83,943	39	(491)
Transfers into Level 3	33,756	—	—	—

Fair value, December 31, 2009	$163,499	$576,031	$40	$55,121

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$34,333	$23,128	$2	$(9,480)

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

Note 9. Stockholders’ Equity

The table below illustrates the effect of certain transactions on our capital accounts for the three months ended March 31, 2010:

	Common Stock		Partners Capital	Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Net Realized Gain	Net Unrealized Appreciation	Total Stockholders Equity
	Shares	Par Amount
Balance at December 31, 2009	—	$—	$697,903	$—	$—	$—	$—	$697,903
Solar Capital Merger(1)	26,647	266	(697,903)	572,637	—	—	—	(125,000)
Issuances of common stock(2)	6,281	63	—	106,605	—	—	—	106,668
Net increase in stockholders’ equity resulting from operations	—	—	—	—	21,111	(22,243)	63,136	62,004
Dividends declared ($0.34 per share)	—	—	—	—	(11,196)			(11,196)
Permanent tax differences	—	—	—	(12,871)	(5,915)	24,035	(5,249)	—

Balance at March 31, 2010	32,928	$329	$—	$666,371	$4,000	$1,792	$57,887	$730,379

(1)	Immediately prior to the initial public offering, through a series of transactions Solar Capital Ltd. merged with Solar Capital LLC, leaving Solar Capital Ltd. as the surviving entity. Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125 million in Senior Unsecured Notes to the existing Solar Capital LLC unit holders in connection with the Merger.
(2)	On February 9, 2010 Solar Capital Ltd. priced its initial public offering, selling 5.68 million shares, including the underwriters over-allotment, at a price of $18.50 per share. Concurrent with this offering, management purchased an additional 600,000 shares through a private placement, also at $18.50 per share.

Note 10. Earnings Per Share

The following information sets forth the computation of basic and diluted net increase (decrease) in shareholders’ capital per share resulting from operations for the three months ended March 31, 2010 and 2009:

	Three months ended March 31, 2010 (unaudited)	Three months ended March 31, 2009 (unaudited)
Numerator for basic and diluted earnings per share:	$62,004	$(25,582)
Denominator for basic and diluted weighted average share:	32,553,322	32,860,454
Basic and diluted net increase (decrease) in share holders’ equity resulting from operations per share:	$1.90	$(0.78)

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

As required by ASC 260-10, the number of shares used to calculate weighted average shares for use in computations on a per share basis have been decreased retroactively by a factor of approximately 0.4022 for all periods prior to February 9, 2010. This factor represents the effective impact of the reduction in shares resulting from the Merger.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2010:

Three months ended March 31, 2010 (unaudited)
Per Share Data:(a)
Net asset value, beginning of period	$21.24
Net investment income	0.64
Net realized and unrealized gain (loss)	1.26

Net increase (decrease) in net assets resulting from operations	1.90
Effect of dilution	(0.33)
Offering costs	(0.29)
Dividends to shareholders declared	(0.34)

Net asset value, end of period	$22.18

Total return, market value	14.27%
Net assets, end of period	$730,379
Per share market value at end of period	21.14
Shares outstanding end of period	32,928,257
Ratio to average net assets
Expenses without incentive fees(b)	5.07%
Incentive fees	0.74%

Total expenses	5.81%
Net investment income without incentive fees(b)	14.99%

(a)	Calculated using the average shares outstanding method
(b)	Annualized

Note 12. New Accounting Pronouncements and Accounting Standards Updates

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an update to ASC 820, Fair Value Measurements and Disclosures Topic, which will require additional disclosures about inputs into valuation techniques, disclosures about significant transfers into or out of Levels 1 and 2, and disaggregation of purchases, sales, issuances, and settlements in the

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

March 31, 2010

(in thousands, except shares)

(unaudited)

Level 3 rollforward disclosure. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

Note 13. Related Parties

From July 2006 through approximately the first quarter of 2009, Mr. Gross, the Company’s chairman and chief executive officer, was a partner in Magnetar Capital Partners LP. Mr. Spohler, our chief operating officer together with Solar Capital Partners LLC’s other investment professionals, advised Magnetar Financial LLC (“Magnetar”) on certain investments which coincide with those of Solar Capital. Certain entities affiliated with Magnetar own as of March 31, 2010 and December 31, 2009, either directly or indirectly, approximately 23.88% and 42.84%, respectively, of our outstanding equity.

SOLAR CAPITAL LTD.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except shares)

Schedule 12-14

	Investment	As of March 31, 2010 Number of Shares/ Principal Amount	Period ended March 31, 2010		As of March 31, 2010 Fair Value
Portfolio Company			Amount of dividends and interest included in income	Amount of equity in net profit and loss
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$—	$—	$9,000

Total Investments Owned Greater than 25%			$—	$—	$9,000

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$—	$3,544	$—	$—
National Interest Security Corp.	Subordinated	$—	4,075	—	—
National Interest Security Corp.	Equity	—	—	—	—
Ark Real Estate Partners LP	Equity	28,939,454	—	—	20,583

Total Investments Owned Greater than 5% and Less than 25%			$7,619	$—	$20,583

The table below represents the balance at the beginning of the period, December 31, 2009 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of March 31, 2010.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2009	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value as of March 31, 2010
National Specialty Alloys, LLC	$9,000	$—	$—	$—	$9,000
National Interest Security Corp.	26,152	—	(24,740)	(1,412)	—
National Interest Security Corp.	31,303	—	(30,230)	(1,073)	—
National Interest Security Corp.	16,293	—	(2,126)	(14,167)	—
Ark Real Estate Partners LP	19,675	933	—	(25)	20,583

Schedule 12-14

Portfolio Company	Investment	As of December 31, 2009 Number of Shares Principal Amount	Year ended December 31, 2010		As of December 31, 2009 Fair Value
			Amount of dividends and interest included in income	Amount of equity in net profit and loss
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$—	$—	$9,000

Total Investments Owned Greater than 25%			$—	$—	$9,000

Investment Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$25,182	$4,163	$—	26,152
National Interest Security Corp.	Subordinated	$30,539	5,027	—	31,303
National Interest Security Corp.	Equity	2,265,029	—	—	16,293
Ark Real Estate Partners LP	Equity	28,006,121	—	—	19,675

Total Investments Owned Greater than 5% and Less than 25%			$9,109	$—	$93,423

The table below represents the balance at the beginning of the period, December 31, 2008 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2009.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2008	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value as of December 31, 2009
National Specialty Alloys, LLC	$12,900	$—	$—	$(3,900)	$9,000
505 Capital Partners GP	30	—	30	—	—
National Interest Security Corp.	24,679	171	19	1,321	26,152
National Interest Security Corp.	27,180	186	29	3,966	31,303
National Interest Security Corp.	12,951	—	—	3,342	16,293
Ark Real Estate Partners LP	24,619	—	—	(4,944)	19,675

27,327,475 Shares

Solar Capital Ltd.

Common Stock

P R E L I M I N A R Y    P R O S P E C T U S

                    , 2010

PART C — OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Solar Capital LLC (together with Solar Capital Ltd., the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2009 and 2008	F-3
Consolidated Statements of Operations for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007	F-4
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008 and the period March 13, 2007 (inception) through December 31, 2007	F-6
Consolidated Schedules of Investments as of December 31, 2009 and 2008	F-7
Notes to Consolidated Financial Statements	F-14
Schedules of Investments in and Advances to Affiliates (unaudited)	F-28
Report of Independent Registered Public Accounting Firm	F-30
Consolidated Statements of Assets and Liabilities as of March 31, 2010 and December 31, 2009	F-31
Consolidated Statements of Operations for the three months ended March 31, 2010 and March 31, 2009	F-32
Consolidated Statements of Changes in Net Assets for the three months ended March 31, 2010 and the year ended December 31, 2009	F-33
Consolidated Statements of Cash Flows for the three months ended March 31, 2010 and March 31, 2009	F-34
Consolidated Schedule of Investments as of March 31, 2010	F-35
Consolidated Schedule of Investments as of December 31, 2009	F-38
Notes to Consolidated Financial Statements	F-41

2. Exhibits

Exhibit Number	Description
a.	Articles of Amendment and Restatement***

b.	Amended and Restated Bylaws***

d.1	Form of Common Stock Certificate*****

d.2	Form of Note Agreement for Senior Unsecured Notes*****

d.3	Form of Senior Unsecured Notes*****

e.	Dividend Reinvestment Plan***

f.1	Form of Amended and Restated Senior Secured Revolving Credit Agreement by and between the Registrant, the Lenders and Citibank, N.A., as administrative agent*****

g.	Investment Advisory and Management Agreement by and between Registrant and Solar Capital Partners, LLC**

Exhibit Number	Description
j.	Form of Custodian Agreement*****

k.1	Administration Agreement by and between Registrant and Solar Capital Management, LLC**

k.2	Form of Indemnification Agreement by and between Registrant and each of its directors***

k.3	Registration Rights Agreement by and between Registrant, Solar Cayman Limited, Solar Offshore Limited, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and purchasers in the initial private placement**

k.4	First Amendment to the Registration Rights Agreement by and between Registrant, Solar Cayman Limited, Solar Offshore Limited, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and purchasers in the initial private placement***

k.5	Registration Rights Agreement by and between Registrant, Magnetar Capital Fund, LP and Solar Offshore Limited**

k.6	Trademark License Agreement by and between Registrant and Solar Capital Partners, LLC***

k.7	Form of Share Purchase Agreement by and between Registrant and Solar Capital Investors II, LLC*****

l.	Opinion of Venable LLP*

n.1	Consent of Venable LLP (Incorporated by reference to exhibit l hereto)*

n.2	Consent of Independent Registered Public Accounting Firm

n.3	Report of Independent Registered Public Accounting Firm

r.	Code of Ethics***

99.1	Code of Business Conduct***

*	To be filed by amendment.
**	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 (File No. 333-148734) filed on January 18, 2008.
***	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 7 (File No. 333-148734) filed on January 7, 2010.
****	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 8 (File No. 333-148734) filed on January 27, 2010.
*****	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 9 (File No. 333-148734) filed on February 9, 2010.

ITEM 26.    MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$21,504
FINRA filing fee	—
Printing and postage	84,496
Legal fees and expenses	150,000
Accounting fees and expenses	60,000
Miscellaneous	—

Total	$316,000

Note:	All listed amounts are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

We may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at April 5, 2010.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	207

ITEM 30.    INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The

Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory and Management Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68710), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038;

(3)	the Custodian, The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286; and

(4)	the Adviser, Solar Capital Partners, LLC, 500 Park Avenue, 5th Floor, New York, NY 10022.

ITEM 33.    MANAGEMENT SERVICES

Not applicable.

ITEM 34.    UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) Not applicable.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Amendment No. 3 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 6th day of May, 2010.

SOLAR CAPITAL LTD.

By:	/s/ MICHAEL S. GROSS
Michael S. Gross
Chief Executive Officer, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, Amendment No. 3 to this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 6th day of May, 2010.

Signature	Title

/s/ MICHAEL S. GROSS Michael S. Gross	Chief Executive Officer, President, Chairman of the Board and Director (Principal Executive Officer)

* Steven Hochberg	Director

* David S. Wachter	Director

** Leonard A. Potter	Director

** Bruce Spohler	Chief Operating Officer and Director

/s/ NICHOLAS RADESCA Nicholas Radesca	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) and Secretary

*	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this registration statement on December 7, 2007.
**	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this registration statement on April 5, 2010.